                                                                                                                      EXECUTION VERSION

                                                           CREDIT AGREEMENT
                                                             [Frontier/PK]

                                                              Dated as of

                                                              May 9, 2001

                                                                 AMONG

                                                       FRONTIER AIRLINES, INC.,
                                                               Borrower,

                                                 EDISON ASSET SECURITIZATION, L.L.C.,
                                                              as Lender,

                                                 PK AIRFINANCE S.A., NEW YORK BRANCH,
                                           as Administrative Agent on behalf of the Lender,

                                                                  and

                                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                              as Collateral Agent on behalf of the Lender

                                                           Table of Contents
                                                              (continued)
                                                                                                                                   Page

                                                         ii

                                                           Table of Contents

                                                                                                                                   Page

                                                         i

Section 1..............................................................Certain Definitions and Interpretive Matters
         1

Section 2....................................................Borrower's Notice of Delivery Dates; Closing Procedure
         3

Section 3...........................................................................................Arrangement Fee
         3

Section 4................................................................................................Conditions
         4

Section 5.........................................................................................Closing Procedure
         8

Section 6..............................................................................Extent of Interest of Lender
         9

Section 7............................................................................Representations and Warranties
         9

Section 8...............................................................................................Indemnities
         13

Section 9.................................................................................Covenants of the Borrower
         20

Section 10................................................................................................The Notes
         24

Section 11................................................Events Of Default; Certain Rights of Administrative Agent
         30

Section 12.................................................................................................Remedies
         32

Section 13......................................................................................Replacement Engines
         37

Section 14...............................................................................................The Agents
         38

Section 15......................................................................................Investment Of Funds
         41

Section 16.................................Supplements and Amendments to the Mortgage and Other Operative Documents
         41

Section 17..................................................................................................Notices
         42

Section 18.............................................Governing Law; Consent to Jurisdiction; Waiver of Jury Trial
         42

Section 19.......................................................................................Costs and Expenses
         43

Section 20..................................................................................Section 1110 Compliance
         43

Section 21..........................................................................................Confidentiality
         44

Section 22...............................Covenants of the Collateral Agent, the Administrative Agent and the Lender
         44

Section 23............................................................................................Miscellaneous
         45

                                                         - 3 -

Schedules:
I.                   Notice and Account Information
II.                  Participation in Original Amount
Exhibit A -          Form of Borrowing Notice
Exhibit B -          Form of Assignment Agreement

                                                                                                       [Credit Agreement [Frontier/PK]]
                                                          48

                                                    CREDIT AGREEMENT [Frontier/PK]
                                                    ------------------------------

                  THIS  CREDIT  AGREEMENT  [Frontier/PK]  dated as of  May 9,  2001  among  (i) Frontier  Airlines,  Inc.,  a  Colorado corporation,  (the  "Borrower"),  (ii) Edison  Asset  Securitization,  L.L.C., a Delaware  limited  liability  company,  as Lender (the
                     --------
"Lender"),  (iii) PK  AirFinance,  S.A., New York Branch, a company organized under the laws of Luxembourg,  as Administrative Agent on behalf of the Lender (the "Administrative  Agent") and (iv) General Electric Capital Corporation,  as Collateral Agent on behalf of the
                           ---------------------
Lender (the "Collateral Agent").
             ----------------

                                                         W I T N E S S E T H:
                                                         - - - - - - - - - -

                  WHEREAS, certain terms are used herein as defined in Section 1(a) hereof; and

                  WHEREAS,  concurrently with the execution and delivery of this Agreement,  the Borrower, the Administrative Agent and the Collateral Agent are entering into the Mortgage and Security Agreement  [Frontier/PK]  dated as of the date hereof (the "Mortgage")
                                                                                                                             --------
pursuant to which the Borrower  agrees,  among other things,  to issue one or more Notes in respect of each Aircraft as evidence of the
Borrower's  indebtedness to the Lender,  which Notes will be secured by the mortgage and security  interest  created by the Borrower in favor of the Collateral Agent on behalf of the Lender, and the Borrower shall execute and deliver a Mortgage  Supplement  covering each
Aircraft, supplementing the Mortgage.

                  NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

Section 1         Certain Definitions and Interpretive Matters.
                  --------------------------------------------

(a)      Except as otherwise defined in this Agreement, including its annexes, schedules and exhibits, terms used herein in capitalized form shall have the meanings attributed thereto in the Mortgage.  In addition the following terms shall have the following meanings:

         "Agents" means, collectively, the Administrative Agent and the Collateral Agent, acting in such capacities.
          -------

         "Aircraft 1488" means, collectively, the Airbus A319-111 airframe bearing manufacturer's serial number 1488, together with
          -------------
two (2) CFM International Model CFM 56-5B5/P Engines bearing manufacturer's serial numbers 575168 and 575169.

         "Aircraft 1560" means, collectively, the Airbus A319-111 airframe bearing manufacturer's serial number 1560, together with
          -------------
two (2) CFM International Model CFM 56-5B5/P Engines bearing the manufacturer's serial numbers set forth in the Mortgage Supplement with respect thereto.

         "Aircraft 1583" means, collectively, the Airbus A319-111 airframe bearing manufacturer's serial number 1583, together with
          -------------
two (2) CFM International Model CFM 56-5B5/P Engines bearing the manufacturer's serial numbers set forth in the Mortgage Supplement with respect thereto.

         Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.

(b)      Subject to the terms and conditions of this Agreement, the Lender agrees to make a secured loan to the Borrower in respect of each Aircraft (herein called, for such Aircraft, a "Loan") on a date to be designated pursuant to Section 2 hereof, on or about (x) in the case of Aircraft 1488, May 9, 2001 but in no event later than May 30, 2001 (the "Initial Commitment Termination
     Date"), (y) in the case of Aircraft 1560, on or about August 31, 2001, but in no event later than September 28, 2001 (the "Second
     Commitment Termination Date") and (z) in the case of Aircraft 1583, on or about September 30, 2001, but in no event later than
     October 31, 2001 (the "Third Commitment Termination Date"), in the amount in Dollars for each Aircraft set forth opposite the
     Lender's name in Schedule II hereto (its "Commitment" for such Aircraft), and to receive, as evidence of each such secured loan,
     Note(s) of the applicable Series in an amount equal to its Commitment for such Aircraft; provided that the aggregate amount of
     Loans for all Aircraft to be made by the Lender shall not exceed the amount in Dollars set forth opposite the Lender's name in
     Schedule II hereto as its Maximum Commitment (its "Maximum Commitment").  The aggregate amount of the Commitments for each
     Aircraft shall equal the Original Amount for such Aircraft.  Each Loan shall bear interest and amortize in accordance with
     Section 2.02 of the Mortgage

(c)      Certain Interpretive Matters.  For purposes of the Operative Documents and all such certificates and other documents, unless
         ----------------------------
     the context otherwise requires:  (i) unless otherwise specifically provided therein, any accounting term used in any Operative
     Document shall have the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed in accordance with GAAP consistently applied (that certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing); (ii) all other undefined capitalized terms contained in any of the Operative Documents shall, unless the context indicates otherwise, have the meanings provided for by the
     Uniform Commercial Code as in effect in the State of New York to the extent the same are used or defined therein;
     (iii) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (iv) the words "herein," "hereof" and "hereunder" and other words of similar import used in any Operative Document refer to such Operative Documents as a whole, including all annexes, exhibits and schedules, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified, and not to any particular section, subsection or clause contained in such Operative Document or any such annex, exhibit or schedule; (v) references to any Section, Schedule or
     Exhibit are references to Sections, Schedules and Exhibits in or to such Operative Document (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (vi) the words
     "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; (vii) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (viii) references to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (ix) references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Operative Document) or, in the case of Governmental Authorities, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations;
     (x) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; and (xi) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders.

Section 2         Borrower's Notice of Delivery Dates; Closing Procedure.
                  ------------------------------------------------------

         The Borrower agrees to give the Lender, the Collateral Agent and Administrative Agent at least two (2) Business Days' prior written notice of the Delivery Date for each Aircraft, which Delivery Date shall be a Business Day not later than (i) in the case of
Aircraft 1488, the Initial Commitment Termination Date, (ii) in the case of Aircraft 1560, the Second Commitment Termination Date,
and (iii) in the case of Aircraft 1583, the Third Commitment Termination Date, by executing and delivering a borrowing notice substantially in the form of Exhibit A hereto (the "Borrowing Notice"), which notice shall also specify any funding instructions.
                                                    ----------------
The payment by the Lender of its Commitment in respect of any Aircraft in the manner required by this Section 2 shall constitute a waiver of such notice.

         Subject to the terms and conditions of this Agreement, and simultaneous with receipt by the Seller of the Original Amount for any Aircraft pursuant to this Section 2, the Borrower shall authorize the delivery and filing for record at the FAA of the
Mortgage and/or the Mortgage Supplement for such Aircraft.  On the Delivery Date for each Aircraft specified in the Borrower's notice referred to in the first paragraph of this Section 2, subject to the terms and conditions of this Agreement, the Lender agrees to pay the amount of its Commitment for such Aircraft to the Seller by wire transferring such amounts to the Seller's account at Credit
Lyonnais, 1301 Avenue of the Americas, New York, NY 10019, ABA No. 026-008-073 Account # 0118-363-000-100, Attention  William
McIlwain, Reference Frontier MSN 1488, or to such other account as the Borrower shall direct the Administrative Agent (on behalf of the Lender) in writing, upon closing.

Section 3         Arrangement Fee.
                  ---------------

         The Borrower agrees to pay to the Lender, on or before each Delivery Date, an arrangement fee of 0.6% (the "Arrangement
                                                                                                                     ------------
Fee") of the Original Amount of each Loan to be funded on such Delivery Date, to the following account (or such other account as
Lender or Administrative Agent may direct in writing):

                  Bankers Trust Company
                  New York, NY
                  ABA #:         021-001-033
                  Account #:     003-863-37
                  Reference:     Collection Account #31884

Section 4         Conditions.
                  ----------

(a)      Conditions Precedent to the Effectiveness of the Commitment.  It is agreed that the Commitment of the Lender is subject to
         -----------------------------------------------------------
     the satisfaction prior to or on the first Delivery Date of the following conditions precedent:

(i)      The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall each be satisfactory in form and substance to the Lender and shall be in full force and effect and executed counterparts shall have been delivered to the Lender, the Administrative Agent and the Collateral Agent or their respective counsel:

     the Mortgage; and

                                            a copy of that portion of the Purchase Agreement and Engine Agreement certified by the
                  Secretary or an Assistant Secretary of the Borrower as being a true and accurate copy of the same that relates to the Assigned Warranties and the related obligations of the Borrower or a successor in interest to the Borrower which has the right to exercise any such warranty.

(ii)     The Lender, the Administrative Agent and the Collateral Agent shall have received the following, in each case in form and substance satisfactory to each of them:

     a certified copy of the Articles of Incorporation and Bylaws of the Borrower and a copy of resolutions of the board of directors of the Borrower or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the
                  Borrower, duly authorizing the execution, delivery and performance by the Borrower of this Agreement, the Mortgage and each other document required to be executed and delivered by the Borrower on each Delivery Date in accordance with the provisions hereof and thereof; and

                                            a certificate of the Borrower as to the Person or Persons authorized to execute and deliver this Agreement, the other Operative Documents, and any other documents to be executed on behalf of the
                  Borrower in connection with the transactions contemplated hereby and as to the signature of such person or persons.

(iii)    The Lender, the Administrative Agent and the Collateral Agent shall have received an opinion addressed to the Lender, the
     Administrative Agent and the Collateral Agent from each of: (A) Art Voss, Esq., General Counsel for the Borrower and
     (B) Pillsbury Winthrop LLP, special counsel to the Borrower, each in form and substance reasonably satisfactory to the addressees thereof.

(b)      Conditions Precedent to the Lender's Commitment to Lend on each Delivery Date.  It is agreed that the respective obligations
         -----------------------------------------------------------------------------
     of the Lender to lend its Commitment to the Borrower in respect of each Aircraft is subject to the satisfaction prior to or on the Delivery Date for each Aircraft of the following conditions precedent:

(i)      The Lender, the Administrative Agent and the Collateral Agent shall have received from the Borrower a duly executed
     Borrowing Notice with respect to the Delivery Date for such Aircraft pursuant to Section 2 hereof.

(ii)     No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities which, in the reasonable opinion of the
     Lender would make it a violation of law or regulations for the Lender to make its Commitment for such Aircraft available to fund the applicable Loan or to realize the benefits of the security afforded by the Mortgage in respect thereof.

(iii)    on the Delivery Date for each Aircraft, such Aircraft will have been duly certified by the FAA as to type and airworthiness, will have been insured by the Borrower in accordance with the terms of the Mortgage, will have suffered no Event of Loss and will be in the condition and state of repair required under the terms of the Mortgage.

(iv)     The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall each be satisfactory in form and substance to the Lender, the Administrative Agent and the Collateral Agent and shall be in full force and effect and executed counterparts shall have been delivered to the Lender, the Administrative Agent and the
     Collateral Agent or their respective counsel, provided that only the Lender shall receive an executed original of its Note(s):

     the Mortgage Supplement covering such Aircraft and dated the Delivery Date for such Aircraft;

                                            the Note(s) of the Series for such Aircraft;

                                            the Consent and Agreement and the Engine Consent and Agreement, in each case,  in respect of such Aircraft; and

                                            the Warranty Bill of Sale and FAA Bill of Sale for such Aircraft.

(v)      A Uniform Commercial Code financing statement or statements covering all the security interests created by or pursuant to the granting clause of the Mortgage that are not covered by the recording system established by the Federal Aviation Act shall have been executed and delivered by the Borrower, and such financing statement or statements shall have been duly filed in all places deemed necessary or advisable in the opinion of counsel for the Lender, and any additional Uniform Commercial Code financing statements deemed advisable by the Lender shall have been executed and delivered by the Borrower and duly filed and all other action shall have been taken as is deemed necessary or advisable, in the opinion of counsel for the Lender, to establish and perfect the Collateral Agent's security interest in such Aircraft.

(vi)     All appropriate action required to have been taken by the Federal Aviation Administration, or any governmental or political agency, subdivision or instrumentality of the United States, on or prior to the Delivery Date for such Aircraft in connection with the transaction contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on such Delivery Date in connection with the transaction contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on such Delivery Date.

(vii)    On each Delivery Date the following statements shall be true, and the Lender shall have received evidence satisfactory to it to the effect that:

     the Borrower has good title to such Aircraft, free and clear of Liens other than (subject to filing and recording of the FAA Bill of Sale with the Federal Aviation Administration if the Borrower does not already own such Aircraft) the mortgage and security interests created by the Mortgage and the Mortgage Supplement for such Aircraft;

                                            the FAA Bill of Sale, the Mortgage and the Mortgage Supplement for such Aircraft have been duly filed with the FAA for recordation (or are in the process of being so filed for recordation) and there exist no Liens of record on such Aircraft prior to the Lien of the Mortgage;

                                            such Aircraft has been duly certified as to type and airworthiness by the FAA, and the
                  Borrower has authority to operate such Aircraft (and the Lender shall have received a copy of the airworthiness certificate for such Aircraft); and

                                            the Collateral Agent is entitled to the protection of Section 1110 of the United States
                  Bankruptcy Code in connection with its right to take possession of such Aircraft in the event of a case under
                  Chapter 11 of the United States Bankruptcy Code in which the Borrower is a debtor.

(viii)   On each Delivery Date, the representations and warranties of the Borrower contained in Section 7(a) of this Agreement shall be true and accurate as though made on and as of each such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and accurate on and as of such earlier date), including the representation and warranty that there had not occurred any event which constitutes a Default or an
     Event of Default which is presently continuing.

(ix)     The Lender, the Administrative Agent and the Collateral Agent shall have received an opinion addressed to the Lender, the
     Administrative Agent and the Collateral Agent from each of:  (A) Art Voss, Esq., General Counsel for the Borrower and
     (B) Pillsbury Winthrop LLP, special counsel to the Borrower, each in form and substance reasonably satisfactory to the addressees thereof.

(x)      The Lender, the Administrative Agent and the Collateral Agent shall have received an opinion addressed to the Lender, the
     Collateral Agent, the Administrative Agent and the Borrower from Daugherty, Fowler, Peregrin & Haught, FAA counsel in Oklahoma
     City, Oklahoma, in form and substance reasonably satisfactory to the addressees thereof.

(xi)     The Administrative Agent and the Collateral Agent shall have received an opinion addressed to the Collateral Agent and the
     Administrative Agent from in-house counsel to AVSA, in respect of the Bills of Sale, in form and substance reasonably satisfactory to the addressees thereof.

(xii)    The Lender, the Administrative Agent and the Collateral Agent shall have received a certificate signed by the President, a
     Vice President, the Chief Financial Officer or the Treasurer of the Borrower, dated the Delivery Date, addressed to the Lender, the Administrative Agent and the Collateral Agent and certifying as to the matters stated in paragraphs (viii) and (xiv) of this
     Section 4(b).

(xiii)   The Lender, the Administrative Agent and the Collateral Agent shall have received an independent insurance brokers' report and certificate(s) of insurance, in form and substance reasonably satisfactory to the Lender, the Administrative Agent and the
     Collateral Agent as to the due compliance with the terms of Article VI of the Mortgage relating to insurance with respect to such
     Aircraft.

(xiv)    On such Delivery Date it shall be true that no Event of Loss (or event which with the passage of time would become an Event of Loss) with respect to such Aircraft (or constituent Airframe) or any Engine has occurred.

(xv)     No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of such Delivery Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transaction contemplated hereby.

(xvi)    The Lender shall have received the Arrangement Fee pursuant to Section 3(a).

(xvii)   The Liquidity Termination Date provided for and as defined in the Liquidity Loan Agreement shall have been extended to provide sufficient liquidity for the applicable Loan and the commitment of the Liquidity Providers to make Liquidity Loans under the Liquidity Loan Agreement shall equal at least 103% of all Loans outstanding after giving effect to such Loan.

(xviii)  The Lender and Borrower shall have obtained the quotations described in Schedule III to set the Base Rate.

(xix)    The rating of the commercial paper issued by the Lender by either S&P or Moody's shall not have been reduced below "A-1+" or
     "P-1," as applicable, nor shall such rating have been withdrawn.

(xx)     The Lender shall have received from the Borrower the statement of financial position and statement of earnings and cash flow for the Borrower for the fiscal quarter most recently ended at least 60 days prior to each Delivery Date, and since the date of such statement of financial position and statement of earnings and cash flow, there shall have occurred no materially adverse change in the financial condition or operations of the Borrower which would affect the Borrower's ability to perform its obligations hereunder or under any of the Operative Documents.

Promptly upon the recording of the Mortgage and any Mortgage Supplement covering an Aircraft pursuant to the Federal Aviation Act, the Borrower will cause Daugherty, Fowler, Peregrin & Haught, FAA counsel in Oklahoma City, Oklahoma, to deliver to the Lender, the
Administrative Agent, the Collateral Agent and the Borrower an opinion as to the due and valid registration of such Aircraft in the name of the Borrower, the due recording of the Mortgage and the Mortgage Supplement and the lack of filing of any intervening documents with respect to such Aircraft.  Promptly following each Delivery Date, the Borrower shall cause a huissier to serve a copy of a notice delivered on such Delivery Date on the Manufacturer and the Seller in accordance with Article 1690 of the French Civil
Code.

Section 5         Closing Procedure.
                  -----------------

         Following the Borrower's notice of the Delivery Date for any Aircraft as provided in Section 2 hereof, the parties will pre-position the executed Mortgage and/or Mortgage Supplement with FAA counsel in Oklahoma City, Oklahoma, together with the FAA Bill of Sale for such Aircraft and the application for registration of such Aircraft in the name of the Borrower.  On such Delivery Date and in sufficient time to permit the closing to occur during business hours of the FAA in Oklahoma City, Oklahoma, the Lender will wire transfer its Commitment for such Aircraft to the Seller.  On each Delivery Date, by conference telephone call among the Seller, the Borrower, the Lender (and/or their counsel acting on their behalf), the Collateral Agent, the Administrative Agent and FAA
counsel, the Seller will authorize the filing of the FAA Bill of Sale for the Aircraft to be delivered on such Delivery Date and the
Borrower will authorize the filing of the Mortgage and/or the Mortgage Supplement for such Aircraft upon receipt by the Seller of the
Original Amount of the Loan for such Aircraft.  The irrevocable authorization to FAA counsel to date the FAA Bill of Sale and the
Mortgage Supplement for such Aircraft and file the FAA Bill of Sale and the Mortgage and/or Mortgage Supplement for such Aircraft will occur prior to the transfer of the Original Amount of the Loan for such Aircraft to the Seller, but the filing will not occur until the Seller's receipt of the purchase price for such Aircraft.  The Note(s) will be delivered to the Lender and legal opinions delivered to all parties immediately following the filing of the FAA Bill of Sale and the Mortgage and/or Mortgage Supplement for
such Aircraft at the FAA.

Section 6         Extent of Interest of Lender.
                  ----------------------------

         The Lender shall not have any further interest in, or other right with respect to, the mortgage and security interests created by the Mortgage when and if the Original Amount of and interest on all Note(s) held by the Lender and all other sums payable to the Lender hereunder, under the Mortgage and under such Note(s) shall have been paid in full.

Section 7         Representations and Warranties.
                  ------------------------------

(a)      Borrower's Representations and Warranties.  The Borrower represents and warrants that on the date hereof and on each
         -----------------------------------------
     Delivery Date:

(i)      the Borrower is a corporation duly organized and validly existing in good standing pursuant to the laws of the State of
     Colorado; is duly qualified to do business as a foreign corporation in each jurisdiction in which its operations or the nature of its business requires, except where the failure to be so qualified would not have a material adverse effect on the Borrower or its business; is a U.S. Air Carrier; has its chief executive office (as such term is defined in Article 9 of the Uniform
     Commercial Code) in Colorado; and has the corporate power and authority to engage in air transport and to carry on scheduled passenger service as presently conducted, to own the Aircraft and to enter into and perform its obligations under the Operative
     Documents;

(ii)     the execution, delivery and performance by the Borrower of the Operative Documents will, on such Delivery Date, have been duly authorized by all necessary corporate action on the part of the Borrower, do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Borrower except such as have been duly obtained or by such Delivery Date will have been duly obtained and will on such Delivery Date be in full force and effect, and none of such Operative Documents contravenes any law, judgment, government rule, regulation or order binding on the Borrower or the articles of incorporation or bylaws of the Borrower or contravenes the provisions of, or constitutes a default under, or results in the creation of any Lien (other than Permitted Liens) upon the property of the Borrower under, any indenture, mortgage, contract or other agreement to which the Borrower is a party or by which it or its properties may be bound or affected;

(iii)    neither the execution and delivery by the Borrower of the Operative Documents nor the performance by the Borrower of its obligations thereunder requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Federal, state or foreign government authority or agency, except for (A) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the
     Aircraft by the Borrower, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained or will on or prior to such Delivery Date be duly obtained, and will on such Delivery Date be in full force and effect, (B) any normal periodic and other reporting requirements under the Federal Aviation Act and the regulations promulgated thereunder and the applicable rules, and regulations of the FAA, in each case to the extent required to be given or obtained only after such
     Delivery Date, (C) any filings, registrations or applications specifically described in this Agreement, and (D) an air operator's certificate with respect to Airbus Model A319 aircraft, which certificate shall be obtained and effected by Borrower in the ordinary course of business;

(iv)     the Operative Documents to which the Borrower is a party delivered on or prior to the date hereof or such Delivery Date, as the case may be, each constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with the terms thereof except as such may be limited by equitable principles or applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;

(v)      there are no pending or, to the best of Borrower's knowledge, threatened actions or proceedings before any court, arbitrator or administrative agency which individually (or in the aggregate in the case of any group of related lawsuits) is expected to have a material and adverse effect on the financial condition of the Borrower or the ability of the Borrower to perform its obligations under the Operative Documents;

(vi)     except for (A) the filing for recording pursuant to the Federal Aviation Act of the FAA Bill of Sale for each Aircraft (and the application for registration of such Aircraft in the name of the Borrower) and the Mortgage with the Mortgage Supplement for each Aircraft, (B) the filing of financing statements (and continuation statements at periodic intervals) with respect to the interests created by such documents under the Uniform Commercial Code of Colorado and such other states as may be specified in the opinion furnished pursuant to Section 4(b)(ix) hereof and (C) the affixation of the nameplates referenced in Section 3.04 of the Mortgage, no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary or advisable in order to establish and perfect the first mortgage Lien on each Aircraft in favor of the Collateral Agent pursuant to the Mortgage in any applicable jurisdiction in the United States;

(vii)    there has not occurred any event which constitutes a Default or an Event of Default hereunder which is presently continuing;

(viii)   the statements of financial position of the Borrower as of March 31, 2000 and the date of the most recently concluded fiscal quarter of the Borrower for which a statement of financial position has been provided and the related statements of earnings and cash flow of the Borrower in all material respects for the year and fiscal quarter, respectively, then ended, copies of which have been furnished to the Lender, fairly present the financial condition of the Borrower at such date and the results of operations and cash flow of the Borrower for the period ended on such dates, in accordance with generally accepted accounting principles consistently applied, and subject, in the case of the statements pertaining to the Borrower's most recently concluded fiscal quarter, to normal year-end adjustments, and since the date of the most recently concluded fiscal quarter of the Borrower for which a statement of financial position has been provided there has been no material and adverse change in such condition or operations;

(ix)     on such Delivery Date the Borrower will have good title to the Mortgage Estate delivered on such Delivery Date free and clear of all Liens, except the Lien of the Mortgage, and Inchoate Liens;

(x)      neither the Borrower nor anyone acting on behalf of the Borrower has directly or indirectly offered any interest in the
     Notes for sale to, or solicited any offer to acquire any of the same from, anyone other than the Lender and not more than 35 other institutions believed capable of evaluating and bearing the risks of investment in the transactions contemplated hereby;

(xi)     the Borrower has filed or caused to be filed all Federal, state, local and (to the best of Borrower's knowledge) foreign tax returns which are required to be filed and has paid or caused to be paid or provided adequate reserves for the payment of all taxes shown to be due and payable on such returns or (except to the extent being contested in good faith and by appropriate proceedings and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) on any assessment received by the Borrower, to the extent that such taxes have become due and payable, except such returns or taxes as do not materially and adversely affect the business, property or assets, operations or financial condition, of the Borrower and do not involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a
     Permitted Lien) on the Aircraft;

(xii)    the Borrower is not (x) in default under any indenture, mortgage, lease or Credit Agreement or under any other agreement or instrument of a material nature to which the Borrower is now a party or by which it is bound, and no event has occurred and is continuing which, under the provisions of any such indenture, mortgage, Credit Agreement or other material agreement or instrument, with the lapse of time or the giving of notice, or both, would constitute a default thereunder or (y) in violation of any law, order, injunction, decree, rule or regulation applicable to the Borrower of any court or administrative body, which violation (a) would reasonably be expected to materially and adversely affect the business, operations or financial condition of the Borrower or the Borrower's ability to execute, deliver and perform its obligations under the Operative Documents or (b) would involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on, any of the Mortgage Estate;

(xiii)   the Borrower has not engaged in any transaction in connection with which the Borrower could be subjected to either a material civil penalty assessed pursuant to Section 502(i) of ERISA, or a material tax imposed by Section 4975 of the Code;
     (w) no material liability to the Pension Benefit Guaranty Corporation (other than liability for premiums) has been incurred by the Borrower with respect to any Plan; (x) there has been no event or condition which presents a material risk of termination of any Plan by the Pension Benefit Guaranty Corporation; (y) no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan; and (z) no material amount of "withdrawal liability," as that term is used in Section 4201 of ERISA, has been or is expected to be incurred by the Borrower nor has the
     Borrower or any affiliate of the Borrower been notified by any multi-employer plan (within the meaning of Section 3(37)(A) of
     ERISA) that such multi-employer plan is in reorganization or insolvency within the meaning of Section 4241 or Section 4245 of
     ERISA or that such multi-employer plan intends to terminate or has been terminated under Section 4041A of ERISA (for purposes of this subclause (z), the term "affiliate" shall mean any corporation or person which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of
     Section 414(c) of the Code) with the Borrower);

(xiv)    neither the Borrower nor any Plan nor any trust created thereunder has engaged in a "prohibited transaction," within the meaning of Section 406 of ERISA or Section 4975 of the Code with respect to the transactions contemplated hereby which could subject the Borrower to any tax or penalty pursuant to Section 4975 of the Code or Section 502(i) of ERISA;

(xv)     the Borrower is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act of
     1940 and the Borrower is not a "holding company" as defined in, or subject to regulation under, the Public Utility Holding
     Company Act of 1935;

(xvi)    none of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or the Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(xvii)   no part of the proceeds of any Loan hereunder will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve, including Regulations U and X.

(b)      Representations and Warranties of Administrative Agent, Collateral Agent and Lender.
         -----------------------------------------------------------------------------------

                  Each of the Lender, the Administrative Agent and the Collateral Agent represents and warrants to each of the other
Parties hereto, as of the date hereof and as of each Delivery Date that:

(i)      It is duly organized and validly existing under the laws of its jurisdiction of incorporation and has the required power and authority to enter into the Operative Documents to which it is or will become a party and to carry out the transactions contemplated thereby;

(ii)     It has duly executed and delivered the Operative Documents to which it is a party and each of such Operative Document constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally and by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iii)    The execution, delivery and performance by it of the Operative Documents to which it is a party have been duly authorized by all necessary action on its part, do not require any approval of its stockholders or consent of any trustee or holder of its indebtedness or other obligations and are not in violation of its charter, by-laws or similar instrument or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound or to which any of its property or assets may be subject and will not result in a Lien upon any of the Mortgage Estate except as contemplated by the
     Operative Documents; and

(iv)     It has no present intention of distributing or reselling any interest to be acquired by it hereunder or under any of the other Operative Documents or any part thereof in violation of the Securities Act of 1933, as amended, and the Lender further represents and warrants to the Borrower and each other party hereto that no part of the funds to be used by it to purchase or fund, as the case may be, its Notes or its interest under any of the Operative Documents constitutes plan assets of an employee benefit plan which is subject to the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA") and/or
                                                                                                                      -----
     subject to Section 4975 of the United States Internal Revenue Code of 1986, as amended.  As used in this Section 7(b)(iv), the term "plan assets" shall have the meaning assigned to such term under ERISA and the regulations promulgated thereunder.

Section 8         Indemnities.
                  -----------

(a)      General Indemnity.  Subject to the next following paragraph but without limiting any other rights that any Indemnitee may
         -----------------
     have under the other Operative Documents or applicable law, the Borrower hereby agrees to indemnify each Indemnitee against, and agrees to protect, save and keep harmless each of them from any and all Expenses imposed on, incurred by or asserted against any
     Indemnitee arising out of or resulting from (i) the operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, nonuse, modification, alteration, or sale of any Aircraft, Airframe or Engine, or any engine used in connection with any Airframe or any part of any of the foregoing by the Borrower, any lessee or any other
     Person whatsoever, whether or not such operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, nonuse, modification, alteration, or sale is in compliance with the terms of the Mortgage, including, without limitation, claims for death, personal injury or property damage or other loss or harm to any person whatsoever and claims relating to any laws, rules or regulations pertaining to such operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, non-use, modification, alteration, sale or return including environmental control, noise and pollution laws, rules or regulations; (ii) the manufacture, design, purchase, acceptance, rejection, delivery, or condition of any Aircraft, Airframe or Engine, any engine used in connection with any
     Airframe, or any part of any of the foregoing including, without limitation, latent and other defects, whether or not discoverable, or trademark or copyright infringement; (iii) any breach of or failure to perform or observe, or any other noncompliance with, any covenant or agreement to be performed, or other obligation of the Borrower under any of the Operative
     Documents, or the falsity of any representation or warranty of the Borrower in any of the Operative Documents; and (iv) any Event
     of Default hereunder or the enforcement against the Borrower of any of the terms hereof (including, without limitation, Section
     12 hereof).

                  The foregoing indemnity shall not extend to any Expense of any Indemnitee to the extent attributable to one or more of the following:  (1) acts or omissions involving the willful misconduct or gross negligence of such Indemnitee or any Person acting on behalf of such Indemnitee (other than gross negligence imputed to such Indemnitee solely by reason of its interest in an Aircraft, as finally determined by a court of competent jurisdiction); (2) any Tax, or increase in tax liability under any tax law (such matter being the subject to the indemnity in Sections 8(b) and (c) hereof); (3) a failure on the part of the Administrative Agent to distribute in accordance with the Operative Documents any amounts received and distributable by it thereunder; (4) any breach of undertaking or any misrepresentation contained herein or in any other Operative Document to which such Indemnitee is a party or any agreement relating hereto or thereto by such Indemnitee and in each case not attributable directly to any breach of undertaking, any misrepresentation or any noncompliance with any of the terms hereof or of any other Operative Document or any agreement relating hereto or thereto by Borrower; (5) attributable to a Lender Lien; or (6) any Expenses as a result of a violation of the Securities
Act (as defined below) relating to or arising out of the offer, issuance, sale or delivery by any Indemnitee (or any person who controls an Indemnitee within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), as amended) of
                                                                                            --------------
Commercial Paper or any security based upon the credit of the Borrower.

                  The Borrower further agrees that any payment or indemnity pursuant to this Section 8(a) in respect of any "Expense"
shall be in an amount which, after deduction of all Taxes required to be paid by such recipient with respect to such payment or indemnity under the laws of any federal, state or local government or taxing authority in the United States, or under the laws of any taxing authority or governmental subdivision of a foreign country, or any territory or possession of the United States or any international authority, shall be equal to the excess, if any, of (A) the amount of such Expense over (B) the net reduction in Taxes required to be paid by such recipient resulting from the accrual or payment of such Expense.

                  If a claim is made against an Indemnitee involving one or more Expenses and such Indemnitee has notice thereof, such
Indemnitee (or its agent) shall promptly after receiving such notice give notice of such claim to the Borrower; provided that the failure to provide such notice shall not release the Borrower from any of its obligations to indemnify hereunder except to the extent that the Borrower is prejudiced as a result of the failure to give such notice in a timely fashion, and no payment by the Borrower to an Indemnitee pursuant to this Section 8(a) shall be deemed to constitute a waiver or release of any right or remedy which the
Borrower may have against such Indemnitee for any actual damages as a result of the failure by such Indemnitee to give the Borrower such notice.  The Borrower shall be entitled, at its sole cost and expense, acting through a single counsel reasonably acceptable to the respective Indemnitee, so long as the Borrower has acknowledged in writing its responsibility for such Expense hereunder (unless such Expense is covered by the second paragraph of this Section 8(a), except that such acknowledgment does not apply if the decision of a court or arbitrator provides that the Borrower is not liable hereunder), (A) in any judicial or administrative proceeding that involves solely a claim for one or more Expenses, to assume responsibility for and control thereof, (B) in any judicial or administrative proceeding involving a claim for one or more Expenses and other claims related or unrelated to the transactions contemplated by the Operative Documents, to assume responsibility for and control of such claim for Expenses to the extent that the same may be and is severed from such other claims (and such Indemnitee shall use its reasonable efforts to obtain such severance), and (C) in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such
Indemnitee and to be allowed, at the Borrower's sole expense, to participate therein.  The Indemnitee may participate at its own expense and with its own counsel in any judicial proceeding controlled by the Borrower pursuant to the preceding provisions.
Notwithstanding any of the foregoing, the Borrower shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings if any Event of Default shall have occurred and be continuing, if such proceedings will involve a material risk of the sale, forfeiture or loss of an Aircraft unless the Borrower shall have posted a bond or other security reasonably satisfactory to the relevant Indemnitee with respect to such risk or if such proceedings could entail any risk of criminal liability being imposed on such Indemnitee.

                  The Indemnitee shall supply the Borrower with such information reasonably requested by the Borrower as is necessary or advisable for the Borrower to control or participate in any proceeding to the extent permitted by this Section 8(a).  Such
Indemnitee shall not enter into a settlement or other compromise with respect to any Expense without the prior written consent of the
Borrower, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Section 8(a).  In the case of any Expense indemnified by Borrower hereunder which is covered by a policy of insurance maintained by Borrower, each Indemnitee agrees, at Borrower's expense, to cooperate reasonably with the insurers in the exercise of their rights to investigate, defend or compromise such loss or liability as may be reasonably required to retain the benefits of such insurance with respect to such loss or liability.

                  To the extent of any payment of any Expense pursuant to this Section 8(a), the Borrower, without any further action, shall be subrogated to any claims the Indemnitee may have relating thereto.  The Indemnitee agrees to give such further assurances or agreements and to cooperate with the Borrower to permit the Borrower to pursue such claims, if any, to the extent reasonably requested by the Borrower.

                  In the event that the Borrower shall have paid an amount to an Indemnitee pursuant to this Section 8(a), and such
Indemnitee subsequently shall be reimbursed in respect of such indemnified amount from any other Person, such Indemnitee shall promptly pay the Borrower the amount of such reimbursement, including interest received attributable thereto, provided that no
Special Default or Event of Default has occurred and is continuing.

(b)      General Tax Indemnity.
         ---------------------

(i)      Subject to the exclusions described in Section 8(b)(ii) below, any and all payments by the Borrower to the Administrative
     Agent, the Collateral Agent or the Lender (and, to the extent the Lender is a CP Conduit, such Lender's Program Support
     Providers) (each, a "Tax Indemnitee") under this Agreement or any of the other Operative Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes measured by or based on net or taxable income (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").  If any Taxes shall
                                                                                                          -----
     be required by law to be deducted from or in respect of any sum payable under this Agreement to any Tax Indemnitee, then (i) the sum payable by the Borrower shall be increased as may be necessary so that after making all required deductions in respect of such Taxes (including deductions applicable to additional sums payable under this Section) such Tax Indemnitee (as the case may
     be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.  The Borrower shall not, however, be required to pay amounts, if any, pursuant to clause (i)
     of the preceding sentence to any Tax Indemnitee organized under the laws of a jurisdiction outside of the United States of
     America unless such Tax Indemnitee provides or has provided to the Borrower a completed Internal Revenue Service Form 4224 (or new Form W-8ECI) or Form 1001 (or new Form W-8BEN), or any successor form, and a completed Internal Revenue Service Form W-8 (or new Form W-8BEN) or W-9, or any successor form, and any other applicable form, certificate or document prescribed by the Internal
     Revenue Service of the United States certifying as to such Tax Indemnitee's entitled to an exemption from, or reduction of,
     United States withholding tax on payments to be made hereunder and any new or other forms or certificates prescribed by the
     Internal Revenue Service of the United States in the event that a lapse in time or change in circumstance renders a previous certification obsolete or inaccurate in any material respect.

                  The Borrower agrees to pay any present or future stamp, recording or documentary taxes or similar levies that arise from any payment made under this Agreement or under any other Operative Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Operative Document (hereinafter referred to as "Other Taxes").
                                                                                                          -----------

                  The Borrower will indemnify each Tax Indemnitee for the full amount of Taxes or Other Taxes (including any Taxes or
Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Tax Indemnitee  and any liability
(including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.  The Borrower shall pay any indemnification requested under this Section within 30 days from the date any Tax Indemnitee or  their respective agent (as the case may be) makes written demand therefor.

                  Within 30 days after the date of any payment of Taxes or Other Taxes, the Borrower will furnish to the relevant Tax
Indemnitee the original or a certified copy of a receipt or other documents reasonably acceptable to the relevant Tax Indemnitee evidencing payment of such Taxes or Other Taxes.

                  If, as a result of an assignment under Section 23(c)(iii) below, a Person organized under the laws of a jurisdiction outside of the United States becomes a Tax Indemnitee and payments to it to be made under this Agreement are exempt from United
States withholding tax, or are subject to such tax at a reduced rate under an applicable tax treaty, then such assignee shall provide to the Borrower, promptly following the date that it became a Tax Indemnitee and from time to time thereafter, so long as it is lawfully able to do so in its reasonable judgment, a properly completed and executed Internal Revenue Service Form 4224 (or new
Form W-8ECI) of Form 1001 (or new Form W-8BEN) or W-9, or any successor form, and any other applicable form, certificate document prescribed by the Internal Revenue Service certifying as to such assignee's entitlement to such exemption or reduced rate with respect to all payments to be made to such assignee under this Agreement and any new or other forms or certificates prescribed by the
Internal Revenue Service of the United States in the event that a lapse in time or change in circumstance renders a previous certification obsolete or inaccurate in any material respect.  Unless the have received forms or other documents satisfactory to them establishing that payments under this Agreement are not subject to United States withholding tax, or are subject to such tax at a rate under an applicable tax treaty, the Borrower shall, subject to its obligations under Section 8(a), withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Tax Indemnitee, if it is organized under the laws of a jurisdiction outside the United States.

                  Within 30 days after written request from the Borrower the relevant Tax Indemnitee, as appropriate, shall execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of Taxes indemnified by the Borrower under this Section.

                  Without prejudice to the survival of any other provision of this Agreement, the agreements and obligations of the
Borrower contained in this Section shall survive the repayment in full of the Loans.

(ii)     Exclusions.  In addition to any exclusions described in Section 8(b)(i) above, the foregoing tax indemnity shall not apply
         ----------
     to:

     Taxes imposed on a Tax Indemnitee resulting from such Tax Indemnitee not claiming any applicable exemption or rate reduction under any applicable law or treaty (unless such Tax Indemnitee provides, at Borrower's expense, an opinion of independent counsel, selected by such Tax Indemnitee and reasonably acceptable to Borrower, that there is no reasonable basis for such claim; provided that, Borrower notifies such Tax Indemnitee in writing that any such
                                                   -------- ----
                  exemption is available and such Tax Indemnitee determines in good faith that neither it nor any Affiliate will be adversely impacted by claiming any such applicable exemption);

                                            Taxes imposed on a Tax Indemnitee resulting from such Tax Indemnitee failing to comply with certification, information, documentation, reporting or similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes if such Tax Indemnitee was aware of the requirement to comply and such Tax Indemnitee's compliance is required by applicable law or treaty as a precondition to relief or exemption from such Taxes and such Tax Indemnitee was eligible for such relief or exemption, unless such failure to comply was due to failure of Borrower timely to notify the Tax Indemnitee in writing of such requirement or to provide reasonable assistance in complying with such requirement or the Tax Indemnitee determines in good faith that either it or any Affiliate will be adversely impacted by so complying;

                                            Taxes imposed on a Tax Indemnitee resulting from the actual gross negligence (other than gross negligence or willful misconduct imputed or attributed to such Tax Indemnitee by reason of its interest in any
                  Aircraft, Engine or Part) or willful misconduct of such Tax Indemnitee;

                                            Taxes imposed upon a Tax Indemnitee as a result of any transfer by such Tax Indemnitee of any Aircraft, Engine or Part or the Lease or any other Operative Document or of such Tax Indemnitee's interest in any thereof unless such transfer is requested by Borrower or occurs at a time when an Event of Default has occurred and is continuing;

                                            Taxes imposed upon any Tax Indemnitee in its individual capacity based on or measured by fees for services rendered under the Operative Documents; and

                                            Taxes imposed upon any Tax Indemnitee with respect to any period after (1) the termination of the Mortgage, in accordance with the terms thereof and (2) payment of all amounts payable under the
                  Operative Documents having been made.

                                    (For purposes of this Agreement and the other Operative Documents, Taxes, other than those exempted in Section 8(b)(i) or by virtue of clauses (A) through (F) above, are hereinafter referred to as
                  "Indemnified Taxes".)
                  ------------------

                                    In the event of a dispute between Borrower and any Tax Indemnitee regarding the applicability of any of the exclusions described in Section 8(b)(i) or Section 8(b)(ii) or the amount of any Indemnified Taxes,
                  Borrower shall promptly pay to such Tax Indemnitee any amount of Tax claimed to be owed pursuant to Section 8(b)(i), as the case may be.  Any payment made by Borrower pursuant to the immediately preceding sentence shall be refunded by the relevant Tax Indemnitee if it subsequently is on a final and unconditional basis established that such amount was not required to be paid under this Section 8(b)(i) or (b)(ii) hereof, as the case may be.

(iii)    Contest.  If a claim is made against any Tax Indemnitee for any Indemnified Taxes (a "Claim"), such Tax Indemnitee will, as
         -------
     promptly as practical after such tax Indemnitee has received written notification of such Claim, give Borrower written notice of such Claim; provided that, a failure to give such notice in a timely manner shall not preclude a Claim for indemnification
                 -------- ----
     hereunder.  If Borrower so requests in writing within thirty (30) calendar days after receipt of such notice, such Tax Indemnitee shall consult with Borrower to consider what action may be taken to resist payment of the relevant Indemnified Taxes and following such consultation such Tax Indemnitee may take any reasonable action in the name of such Tax Indemnitee to contest the
     Claim in the name of such Tax Indemnitee or, in such Tax Indemnitee's sole discretion, in the name of Borrower, to the extent permitted by law; provided that, the following conditions are met:
                       -------- ----

     such Tax Indemnitee shall have received adequate provision satisfactory to it for such Claim and any liability, expense or loss arising out of or related to such contest (including without limitation indemnification for all costs, expenses, losses, reasonable legal and accounting fees and disbursements, penalties and interest);

                                            the contest will not result in any danger of the sale, forfeiture or loss of, or the creation of any Lien on, any Aircraft, any Engine, any Part, or any interest therein unless bonded in a manner and amount acceptable to the Tax Indemnitees;

                                            if such contest shall be conducted in a manner requiring the payment of the Claim,
                  Borrower shall have paid such Claim to the extent required;

                                            no Default or Event of Default shall have occurred and be continuing;

                                            prior to commencing any administrative appeal, Borrower shall have acknowledged its liability to such Tax Indemnitee hereunder for the contested amount;

                                            such Tax Indemnitee shall have received a legal opinion (at the expense of Borrower) from counsel selected by such Tax Indemnitee (and reasonably satisfactory to Borrower) indicating that a reasonable basis for such contest exists; and

                                            such Tax Indemnitee has not received, or does not receive, an opinion from its external tax advisor concluding that the proposed actions to contest such Claim would trigger a significant possibility of creating a local franchise issue of the Tax Indemnitee (e.g. adverse publicity or impairing of the Tax Indemnitee's relationship with local regulators) or impairing the status of other open tax matters (e.g. tax audits) between such
                  Tax Indemnitee and the local taxing authorities.

                                    Notwithstanding the foregoing provisions of this Section 8(b)(iii), if at any time such Tax
                  Indemnitee waives its right of indemnification under this Section 8(b) in respect of a Claim, or if, after having received payment of indemnification from Borrower hereunder in respect of such Claim, such Tax Indemnitee tenders such payment to Borrower, then Borrower shall not be entitled to contest, or to continue to contest, any such Claim.

(iv)     If by reason of any Indemnified Taxes paid or otherwise indemnified against by the Borrower pursuant to this Section 8(b), any Tax Indemnitee at any time actually realizes a net reduction in any Taxes not indemnified against by the Borrower and not previously taken into account in computing the amount of any indemnity payable by the Borrower under this Section 8(b), such Tax
     Indemnitee shall, so long as no Default or Event of Default shall have occurred, promptly pay to the Borrower an amount that, after subtraction of any further Tax savings such Tax Indemnitee realizes as a result of the payment thereof, is equal to the amount of such net Tax reduction; provided that any subsequent loss of Tax benefit for which payment has been made to the
     Borrower under this Section 8(b)(iv) (or was taken into account in computing an amount payable by the Borrower under this Section
     8(b)) shall be treated as an indemnifiable Tax hereunder without regard to the exclusions set forth in Sections 8(b)(i) or
     8(b)(ii) hereof.

(c)      Interest.  The Borrower will pay to each Indemnitee on demand, to the extent permitted by applicable law, interest on any
         --------
     amount of indemnity not paid when due pursuant to this Section 8 until the same shall be paid, at the Past Due Rate.

Section 9         Covenants of the Borrower.
                  -------------------------

(a)      Borrower Merger.  For so long as the Mortgage remains in force, the Borrower shall not consolidate with or merge into or
         ---------------
     with any other Person, and not convey, transfer, lease or otherwise dispose of all or substantially all of its property and other assets to, or acquire all or any substantial part of the property or other assets or capital stock of (if such acquisition is analogous in either purpose or effect to a consolidation or merger), any other Person, unless:

(i)      Such transaction shall not have any material adverse effect on the rights of the Lender, the Administrative Agent or the
     Collateral Agent under or in respect of the Operative Documents or the Aircraft;

(ii)     The Person formed by or surviving such consolidation or merger or the Person which acquires by conveyance, transfer, lease or other disposition all or substantially all of such property and other assets or stock (the "Successor Entity"): (A) shall be a corporation organized and existing under the laws of the United Sates or any state thereof or the District of Columbia;
     (B) immediately after giving effect to such transaction, shall be the Borrower or shall have acquired or succeeded to all or substantially all of the property and other assets of the Borrower (if such assets are being transferred) as an entirety, and shall have a tangible net worth (determined in accordance with GAAP) of not less than the Borrower's tangible net worth
     (determined in accordance with GAAP) immediately prior to such transaction; (C) shall be a U.S. Air Carrier; and (D) shall execute and deliver to the Administrative Agent and Collateral Agent such recordations and filings with any Governmental
     Authority and such other documents as the Administrative Agent or Collateral Agent (at the direction of the Lender) determines shall be reasonably necessary or advisable to evidence, or in connection with, such consolidation, merger, sale, lease, transfer or other disposition and an agreement, in form and substance reasonably satisfactory to the Administrative Agent or Collateral
     Agent (at the direction of the Lender) which is a legal, valid, binding and enforceable assumption by such Successor Entity of the due and punctual performance and observance of each covenant and condition of the borrower under the Operative Documents to which the Borrower is a party, and an officer's certificate to such effect and to the effect that the other requirements of this
     Section have been satisfied, and a legal opinion from counsel to such effect and otherwise in such form and substance reasonably satisfactory to the Administrative Agent or Collateral Agent (at the direction of the Lender);

(iii)    Such Person shall have a credit rating of "B-" or its equivalent (as determined by S&P or Moody's, as applicable) or higher from S&P or the equivalent rating from Moody's; and

(iv)     No Default shall have occurred and be continuing or shall occur as a result thereof.

         Upon any consolidation or merger in accordance with this Section 9(a), the Successor Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under this Agreement with the same effect as if such
Successor Entity had been named as the Borrower herein.

(b)      U.S. Air Carrier.  The Borrower covenants and agrees that at all times during the Term it will be an "air carrier" within
         ----------------
     the meaning of the Federal Aviation Act operating under certificates issued pursuant to Section 40102(a) of such Act and shall otherwise meet the standards of the definition of U.S. Air Carrier.

(c)      No Proceedings.  Each of the Borrower, the Administrative Agent, the Collateral Agent and the Lender each hereby agrees
         --------------
     that, from and after the date hereof and until the date one year plus one day following the date on which all Commercial Paper has been indefeasibly paid in full in cash, it will not, directly or indirectly, institute or cause to be instituted against the
     Lender or any CP Conduit that becomes a lender any proceeding of the type referred to in the definition of "Bankruptcy Event."
     This Section 9(c) shall survive termination of this Agreement.

(d)      Further Assurances.  The Borrower covenants and agrees with each party hereto as follows:
         ------------------

(i)      The Borrower will cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as the Lender shall reasonably require for accomplishing the purposes of this Agreement and the other Operative
     Documents; provided that any instrument or other document so executed by the Borrower will not expand any obligations or limit any rights of the Borrower in respect of the transactions contemplated by any Operative Documents.  The Borrower shall cause each
     Aircraft to remain duly registered, in the name of the Borrower, except as otherwise required or permitted hereunder or under the
     Mortgage, under the Federal Aviation Act.

(ii)     The Borrower, at its expense, will cause (A) the Mortgage, all Mortgage Supplements and all amendments to the Mortgage to be promptly filed and recorded, or filed for recording, to the extent permitted under the Federal Aviation Act, or required under any other applicable law and (B) the lien of the Mortgage to at all times be and remain a first priority and perfected Lien on the Mortgage Estate.  The Borrower agrees to furnish the Administrative Agent, the Collateral Agent and the Lender with copies of the foregoing documents with recording data as promptly as practicable following the issuance of same by the FAA.

(iii)    The Borrower shall pay all reasonable costs and expenses (including costs and disbursements of counsel) incurred by the
     Administrative Agent, the Collateral Agent and the Lender after the date hereof in connection with (x) any supplements or amendments of the Operative Documents (including, without limitation, any related recording costs) (other than any supplement or amendment associated with a transfer of any Note or the sale of participation interests therein not requested by Borrower),
     (y) any Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether or not consummated), or (z) the enforcement of this Section 9.

(e)      Liens.  The Borrower will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to
         -----
     the Mortgage Estate, title thereto or any interest therein except (i) the rights of the Borrower as herein provided, the Lien of the Mortgage and any other rights existing pursuant to the Operative Documents, (ii) Liens for Taxes of the Borrower either not yet due or being contested in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with generally accepted accounting principles), so long as the continuing existence of such Liens during such proceedings do not involve any material risk of the sale, forfeiture or loss of any Airframe or any Engine or any interest therein, (iii) mechanics', material suppliers', workers', repairers', employees' or other like Liens arising in the ordinary course of the Borrower's business for amounts that are not overdue or are being contested diligently and in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with generally accepted accounting principles), so long as there is not, or the continuing existence of such Liens during such proceedings do not involve, any material risk of sale, forfeiture or loss of an Airframe or any Engine or any interest therein, (iv) Liens arising out of any judgment or award against the Borrower with respect to which an appeal or proceeding for review is being prosecuted diligently and in good faith, so long as such Liens do not result in a material risk of the sale, forfeiture or loss of any Airframe or any
     Engine or any interest therein, (v) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 3.03, 4.02 and 4.04 of the Mortgage, (vi) customary salvage or similar rights of insurers under policies required to be maintained by the Borrower under Article VI of the Mortgage, (vii) any other Lien with respect to which the
     Borrower shall have provided a bond or other security in an amount and under terms reasonably satisfactory to the Administrative
     Agent and (viii) Lender Liens.  The Borrower will promptly, at its own expense, take (or cause to be taken) such actions as may be necessary duly to discharge any Lien not excepted above if the same shall arise at any time.

(f)      Inspection.  At reasonable times, the Administrative Agent or its authorized representatives on behalf of the Lender, may
         ----------
     inspect the Aircraft and FAA (or other applicable governmental authority) required books and records of the Borrower relating to the maintenance of the Aircraft (at the inspecting party's expense (other than in the case of an inspection occurring while an
     Event of Default has occurred and is continuing, in which case the Borrower shall bear the reasonable cost of such inspection))
     and shall keep any information obtained thereby confidential as provided in Section 21 hereof.  Any such inspection of an
     Aircraft shall be upon reasonable advance notice from such inspecting party to the Borrower, shall be during normal business hours and shall be a visual, walk-around inspection (including on-board inspection) and may include inspection of areas exposed by any open panels, bays or the like, but shall not include opening any panels, bays or the like without the express written consent of the Borrower; provided that, so long as no Event of Default shall have occurred and be continuing, no exercise of such inspection right shall interfere with the normal operation or maintenance of the Aircraft by, or the business of, the Borrower.
     The Administrative Agent shall have no duty to make any such inspection nor shall it incur any liability or obligation by reason of not making any such inspection.

(g)      Amendments, Supplements, Etc.  Forthwith upon the execution and delivery of each Mortgage Supplement from time to time
         -----------------------------
     required by the terms of the Mortgage and upon the execution and delivery of any amendment to the Mortgage or this Agreement, the
     Borrower will cause such Mortgage Supplement or amendment to be duly filed and recorded, and maintained of record, in accordance with the applicable laws of the government of registry of the Aircraft.  In addition, the Borrower will promptly and duly execute and deliver to the Lender, the Administrative Agent and the Collateral Agent (on behalf of the Lender) and the Ratings Agencies
     (as applicable) such further documents and take such further action as the Lender, the Administrative Agent or Collateral Agent
     (on behalf of the Lender) may from time to time reasonably request in order to more effectively carry out the intent and purpose of the Mortgage and to establish and protect the rights and remedies created or intended to be created in favor of the
     Administrative Agent, the Collateral Agent and the Lender hereunder and under the Mortgage, including, without limitation, if requested by the Administrative Agent or Collateral Agent, at the expense of Borrower, the execution and delivery of supplements or amendments hereto, each in recordable form, subjecting to the Mortgage any engine substituted for any Engine pursuant to the terms thereof and the recording or filing of counterparts hereof, in accordance with the laws of such jurisdiction as the
     Administrative Agent or Collateral Agent may reasonably request.

(h)      Access to or Furnishing of Information.  The Borrower agrees to furnish to the Administrative Agent (and the Administrative
         --------------------------------------
     Agent shall provide to the Lender):

(i)      as soon as available, but not later than 90 days after the close of each fiscal year of the Borrower occurring after the date hereof, an audited balance sheet and related statements of the Borrower at and as of the end of such fiscal year, together with an audited statement of income and cash flows of the Borrower for such fiscal year, each of which shall be prepared in accordance with GAAP and shall be accompanied by an unqualified opinion of a firm of independent public accountants of nationally recognized standing that said financial statements fairly present in all material respects the financial condition and results of operation of the Borrower as at the end of, and for, such period in accordance with GAAP;

(ii)     as soon as available, but not later than 60 days after the close of each of the first three quarters of each fiscal year of the Borrower, an unaudited balance sheet of the Borrower at and as of the end of such quarter, together with an unaudited statement of income and cash flows of the Borrower for such quarter, each of which shall be prepared in accordance with GAAP, certified by the Chief Financial Officer of the Borrower that said financial statements fairly present in all material respects the financial condition and results of operation of the Borrower as at the end of, and for, such period in accordance with GAAP
     (subject to normal year-end audit adjustments);

(iii)    on an annual basis, together with the financial statements delivered pursuant to the preceding paragraph (i), a certificate of the chief financial officer, Treasurer, any Vice President, or other officer of the Borrower elected by the Borrower's Board of Directors stating that such authorized officer has reviewed the activities of the Borrower and that, to the best knowledge of such authorized officer, there exists no Default or Event of Default hereunder;

(iv)     simultaneously with the mailing thereof to its shareholders, copies of all such financial statements, SEC Forms 10-K and
     10-Q reports, notices of proxy statements as the Borrower shall mail to its shareholders generally;

(v)      from time to time, such other information as the Administrative Agent, the Collateral Agent or the Lender may reasonably request; and

(vi)     promptly after the occurrence thereof and actual knowledge thereof by a responsible officer of the Borrower, notice to the
     Administrative Agent, Collateral Agent and Lender of any Default or Event of Default.

Section 10        The Notes.
                  ---------

(a)      Method of Payment.  Principal and interest and other amounts due hereunder or under the Notes or in respect hereof or
         -----------------
     thereof shall be payable in Dollars in immediately available funds prior to 11:00 a.m., New York, New York time, on the due date thereof, to the Administrative Agent at the Payment Office and the Administrative Agent shall, subject to the terms and conditions hereof and of the Mortgage, remit all such amounts so received by it to the Lender at the account set forth in
     Schedule I hereto as to such account or accounts at such financial institution or institutions as the Lender may designate to the
     Administrative Agent in writing from time to time, in immediately available funds for distribution to the Lenders, such payment to be made, in the case of any such designated account in New York, New York, prior to 1:00 p.m., New York time, on the due date thereof.  In the event the Borrower shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the Administrative Agent agrees to compensate the Lender for loss of use of funds in a commercially reasonable manner.  All such payments by the Borrower and the Administrative Agent shall be made free and clear of and without reduction on account of all wire and other like charges.  All amounts paid hereunder by Borrower shall be paid free of any taxes, levies, imposts, charges, duties or withholding of any kind, except for (i) taxes related to the income of the Lender, the Administrative Agent or the Collateral Agent and (ii) taxes incurred as a result of the gross negligence or willful misconduct of the Lender, the Administrative Agent or the Collateral Agent.  Prior to the due
     presentment for registration of transfer of any Note, the Borrower and the Administrative Agent may deem and treat the Person in whose name any Note is registered on the Note Register as the absolute owner of such Note for the purpose of receiving payment of all amounts payable with respect to such Note and for all other purposes whether or not such Note shall be overdue, and neither the Borrower nor the Administrative Agent shall be affected by any notice to the contrary.

(b)      Application of Payments.  Except as otherwise expressly provided herein, each payment of principal and interest or other
         -----------------------
     amounts due in respect of each Note shall be distributed to the Lender ratably, without priority of any one Note over any other
     Note, in the proportion that the amount of such payment or payments then due under each Note bears to the aggregate amount of the payments then due under all Notes.  Each such payment shall, except as otherwise expressly provided herein, be applied, first, to
                                                                                                                             -----
     the payment of any amount (other than the principal of or interest on such Note) due in respect of such Note, second, to the
                                                                                                                   ------
     payment of interest on such Note (as well as any interest on overdue principal and, to the extent permitted by law, interest and other amounts payable thereunder) due thereunder, third, to the payment of the principal of such Note then due and fourth, the
                                                       -----                                                            ------
     balance, if any, remaining thereafter, to the payment of the principal of such Note remaining unpaid (provided that such Note shall not be subject to prepayment without the consent of the Lender except as permitted by Sections 10(f) and 10(g) hereof).
     The amounts paid pursuant to clause fourth above shall be applied to the installments of principal of such Note in inverse order
                                         ------
     of maturity.

(c)      Registration, Transfer and Exchange of Notes.  The Administrative Agent agrees with the Borrower that the Administrative
         --------------------------------------------
     Agent shall keep a register (herein sometimes referred to as the "Note Register") in which provision shall be made for the
                                                                       -------------
     registration of Notes of each Series and the registration of transfers of Notes of such Series.  Prior to the due presentment for registration of the transfer of any Note, the Borrower and the Administrative Agent shall deem and treat the person in whose name such Note is registered on the Note Register as the absolute owner of such Note, and the Lender for the purpose of receiving payment of all amounts payable with respect to such Note, and for all other purposes whether or not such Note is overdue, and neither the Borrower nor the Administrative Agent shall be affected by notice to the contrary.  The Note Register shall be kept at the office of the Administrative Agent or at the office of any successor Administrative Agent, and the Administrative Agent is
     hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.  Subject to
     Section 23(c) hereof, upon surrender for registration of transfer of any Note of any Series at the Payment Office and upon delivery by the Administrative Agent to the Borrower of such surrendered Note, the Borrower shall execute, and the Administrative
     Agent shall deliver, in the name of the designated transferee or transferees, one or more new Notes of a like aggregate principal amount and Series.  At the option of the Lender, its Notes of any Series may be exchanged for other Notes of such Series of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the Payment
     Office.  Each new Note issued upon transfer or exchange shall be in a principal amount of at least $5,000,000 (except as may be necessary to evidence the entire outstanding principal amount of a Note) and dated the Delivery Date of the Aircraft of the related Series.  Whenever any Notes are so surrendered for exchange, the Borrower shall execute and deliver the Notes which the
     Lender making the exchange is entitled to receive.  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Borrower evidencing the same respective obligations, and entitled to the same security and benefits under the Mortgage, as the Notes surrendered upon such registration of transfer or exchange.  Every Note presented or surrendered for registration of transfer or exchange, shall (if so required by the Administrative Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Administrative Agent duly executed by the Lender or its attorney duly authorized in writing, and the Administrative Agent may require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act and the securities laws of any applicable state.  The Administrative
     Agent shall make a notation on each new Note or Notes of the amount of all payments of principal previously made on the old Note or Notes with respect to which such new Note is issued and the date to which interest accrued on such old Note or Notes has been paid.  The Administrative Agent shall not be required to register the transfer of or exchange any surrendered Notes as above provided during the five calendar day period preceding the due date of any payment on such Notes.  The Administrative Agent shall give the Borrower and the Lender notice of each transfer of a Note under this Section 10(c).  Any such transferee of a Note, by its acceptance of a Note, agrees to the provisions of the Operative Documents applicable to the Lender, and shall be deemed to have covenanted to the parties to the Operative Documents as to the matters covenanted by the original Lender therein; provided
                                                                                                                            --------
     that no transferee of a Note shall be entitled to receive any greater amount pursuant to Section 10(h) of this Agreement than the transferor of such Note would have been entitled to receive had no such transfer occurred.

(d)      Mutilated, Destroyed, Lost or Stolen Notes.  If any Note shall become mutilated, destroyed, lost or stolen, the Borrower
         ------------------------------------------
     shall, upon the written request of the Lender, execute and deliver in replacement thereof, a new Note of a like Series, in the same principal amount, dated the date of such Note and designated as issued under the Mortgage.  If the Note being replaced has become mutilated, such Note shall be surrendered to the Administrative Agent and the original thereof shall be furnished to the
     Borrower by the Administrative Agent.  If the Note being replaced has been destroyed, lost or stolen, the Lender shall furnish to the Borrower and the Administrative Agent such security or indemnity as may be reasonably required by them to hold the Borrower and the Administrative Agent harmless and evidence satisfactory to the Borrower and the Administrative Agent of the destruction, loss or theft of such Note and of the ownership thereof; provided, however, that if the Lender is an original party hereto or an
                                                              --------  -------
     Affiliate thereof, the written notice of such destruction, loss or theft and such ownership and the written undertaking of the
     Lender delivered to the Borrower and the Administrative Agent to hold harmless the Borrower and the Administrative Agent in respect of the execution and delivery of such new Note shall be sufficient evidence, security and indemnity.

(e)      Payment of Expenses on Transfer.  Upon the issuance of a new Note or new Notes pursuant to Sections 10(c) or (d), the
         -------------------------------
     Borrower and/or the Administrative Agent may require from the party requesting such new Note or Notes payment of a sum sufficient to reimburse the Borrower and/or the Administrative Agent for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by the Borrower or the Administrative Agent.

(f)      Prepayment.  (i)  (i)      On at least five Business Days' prior written notice, the Borrower may prepay on the date
         ----------
     specified in its notice of prepayment delivered pursuant to this Section 10(f) in whole, or in part, the Notes of any Series then outstanding at the principal amount thereof (or portion thereof to be repaid), together with accrued interest thereon to the date of prepayment plus all Break Amount and Swap Breakage Amount and Additional Costs, if any, and all other amounts due to the
     Lender hereunder, thereunder and under the other Operative Documents; provided that any partial prepayment shall be in an aggregate original principal amount of at least $5,000,000 and in $1,000,000 multiples thereof, and the amount thereof shall be specified in such written notice.  The Administrative Agent will give prompt notice to the Lender of the Borrower's intent to prepay any Note.

(ii)     On at least five Business Days' prior written notice, the Borrower shall prepay on the date specified in its notice of prepayment delivered pursuant to this Section 10(f) the Notes of any Series in full, but not in part, together with accrued interest thereon to the date of prepayment plus all Break Amount and Swap Breakage Amount and Additional Costs, if any, and all
     other amounts due thereunder and hereunder and under the other Operative Documents to the Lender upon the occurrence of an Event of Loss with respect to the related Airframe; such prepayment shall, in any event, be no later than the last day permitted for such payment under Section 5.01 of the Mortgage.  The Administrative Agent will give notice of prepayment to the Lender under this Section 10(f)(ii) promptly.

(iii)    Any notice of prepayment delivered pursuant to paragraph (i) or (ii) above shall be irrevocable if not revoked within five
     Business Days of the specified date of payment and shall identify the amount to be prepaid and the Series of Notes subject to prepayment.

(g)      Provisions Relating to Prepayment.  (i)  (i)         Notice of prepayment having been given and not revoked as aforesaid, the
         ---------------------------------
     principal amount of the Notes so to be prepaid, plus accrued interest thereon to the date of prepayment, together with the Swap
     Breakage Amount and Break Amount and Additional Costs, if any, herein provided, shall become due and payable on the prepayment date.

(ii)     On the date fixed for prepayment under Section 10(f), immediately available funds in Dollars shall be deposited by the
     Borrower in the account of the Administrative Agent at the place and by the time and otherwise in the manner provided in
     Section 10(a), in an amount equal to the principal amount of Notes to be prepaid together with accrued and unpaid interest thereon to the date fixed for such prepayment, all Swap Breakage Amount and Break Amount and Additional Costs, if any, and all
     other amounts due to the Lender hereunder, thereunder and under the other Operative Documents.

(iii)    The Lender shall furnish to the Borrower, with a copy to the Administrative Agent, a certificate setting forth in reasonable detail the calculation of the amounts of Swap Breakage Amount and Break Amount due to the Lender, which certificate shall be presumptively correct absent manifest error.

(h)      Increased Costs.  (i)  (i) The Borrower shall pay to the Administrative Agent for the account of the Lender from time to time
         ---------------
     such amounts as the Lender (or its agent) may determine to be necessary to compensate the Lender for any increase in actual costs that the Lender determines are attributable to its making, funding or maintaining its Commitment or the Loans or any reduction in any amount receivable by the Lender hereunder in respect of any of its Commitments or the Loans (including, without limitation, any such increases or reductions attributable to any CP Program or other funding arrangement utilized by the Lender in funding the Loans) (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that:

     imposes any tax that is the functional equivalent of any reserve, special deposit or similar requirement of the sort covered by clause (ii) below; or

                                            imposes or modifies any reserve, special deposit or similar requirements (including any
                  Reserve Requirement) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, the Lender (including, without limitation, any of such loans or any deposits referred to in the definition of "LIBOR" in Section 1.01 of the Mortgage), or any such obligations; or

                                            imposes any other condition affecting the Mortgage, or its Notes (or any of such extensions of credit or liabilities) or any such obligation.

(ii)     Without limiting the effect of the foregoing provisions of this Section 10(h) (but without duplication), the Borrower shall pay to the Administrative Agent for the account of the Lender from time to time on request such amount as the Lender may determine to be necessary to compensate the Lender (or, without duplication, the holding company of which the Lender is a subsidiary) for any increase in actual costs that it determines are attributable to the maintenance by the Lender (or any lending office or such holding company) of its Commitment hereunder, resulting from the implementation of any risk-based capital guideline, reserve requirement or other similar requirement hereafter issued by any Governmental Authority pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful so long as compliance therewith is standard banking practice in the relevant jurisdiction)
     (including, without limitation, implementing at the national level the Basel Accord), the effect of which would be to reduce the return on investment of capital in respect of its Commitments or Loans, including, without limitation, any such reduction attributable to any CP Program or other funding arrangements utilized by the Lender in connection with the Loans or funding arrangements utilized in connection with the Loans; such compensation shall include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of the Lender (or any lending office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request.  For purposes of this Section 10(h)(ii), "Basel
     Accord" shall mean the "New Basel Capital Accord" issued by the Basel Committee of Banking Supervision on January 16, 2001, as
     amended.

(iii)    The Lender (or the Administrative Agent on its behalf) shall notify the Borrower of any event occurring after the date hereof entitling the Lender to compensation under paragraph (i) or (ii) of this Section 10(h) as promptly as practicable, but in any event within 60 days, after the Lender obtains actual knowledge thereof; provided that (A) the Lender shall, with respect to
                                                                                  --------
     compensation payable pursuant to this Section 10(h) in respect of any Additional Costs resulting from such event, only be entitled to payment under this Section 10(h) for Additional Costs incurred from and after the date that is 60 days prior to the date the Lender (or the Administrative Agent or Collateral Agent on its behalf) does give such notice and (B) the Lender will use commercially reasonable efforts (at the Borrower's expense) to mitigate the amount of the Additional Costs associated with such event, including designating a different lending office for the Notes of the Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of the Lender, result in any economic, legal or regulatory disadvantage to the Lender (other than economic disadvantages for which the Borrower agrees to indemnify the Lender and which indemnity is acceptable to the Lender in its discretion acting reasonably based on its credit assessment of the Borrower).  The Lender (or the Administrative Agent or Collateral Agent on its behalf) will furnish to the
     Borrower an officer's certificate setting forth in reasonable detail (x) the events giving rise to such Additional Costs, (y) the basis for determining and allocating such Additional Costs and (z) the amount of each request by the Lender for compensation under paragraph (i) or (ii) of this Section 10(h) (subject, however, to any limitations the Lender may require in respect of disclosure of confidential information relating to its capital structure), together with a statement that the determinations and allocations made in respect of the Additional Costs comply with the provisions of this Section 10(h), including as provided in the last proviso of this paragraph (iii).  Determinations and allocations by the Lender for purposes of this Section 10(h) of the effect of any Regulatory Change pursuant to paragraph (i) of this Section 10(h), or of the effect of capital maintained pursuant to paragraph (ii) of this Section 10(h), on its costs or rate of return of maintaining Notes or its funding, or on amounts receivable by it in respect of Notes, and of the amounts required to compensate the Lender under this Section 10(h), shall be conclusive absent manifest error, provided that such determinations and allocations are made on a reasonable basis and, in the
                                       --------
     case of allocations, are made fairly.

(iv)     If the Lender gives notice of a claim against the Borrower under this Section 10(h), the Borrower shall have the right
     (i) to require the Lender to sell its Notes to an institution designated by the Borrower in compliance with Section 23(c)(iii) of this Agreement for an amount equal to the outstanding principal amount thereof plus accrued interest thereon to the date of sale, together with the Swap Breakage Amount and Break Amount, if any, or (ii) to prepay the outstanding principal amount of Notes held by the Lender, together with accrued interest to the date of such prepayment and the Swap Breakage Amount and Break Amount, if any.

(v)      The Borrower shall not be required to make payments under this Section 10(h) to the Lender if (A) a claim hereunder arises solely through circumstances peculiar to the Lender and which do not affect commercial lenders similar to the Lender or CP
     Conduits, as applicable, in the United States generally or (B) the claim arises out of a voluntary relocation by the Lender of its lending office (it being understood that any such relocation effected pursuant to Section 10(h)(iii)(B) is not "voluntary"), or (C) the Lender is required by the Borrower pursuant to Section 10(h)(iv) above to sell its Notes to a purchaser designated by the Borrower and fails to do so.

Section 11        Events Of Default; Certain Rights of Administrative Agent.
                  ---------------------------------------------------------

(a)      Each of the following events shall constitute an Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)      The Borrower shall have failed to make a payment of any principal or interest due on any Note within two Business Days after the same shall have become due; or

(ii)     The Borrower shall have failed to make any payment of any amount other than principal and interest on the Loan after the same shall have become due and such failure shall continue for ten Business Days after the Borrower's receipt of written demand therefore by the party entitled thereto or the Lender or its agents; or

(iii)    The Borrower shall fail to procure and maintain (or cause to be procured and maintained), with respect to the Aircraft, insurance required to be maintained in accordance with the provisions of Article VI of the Mortgage or such insurance shall lapse or be canceled; or

(iv)     The Borrower shall have failed to perform or observe, or caused to be performed and observed, any other covenant or agreement to be performed or observed by it under any Operative Document, and such failure shall continue unremedied for a period of thirty (30) days after the Borrower's receipt of written notice thereof from the Administrative Agent or the Lender or the
     Collateral Agent; or

(v)      Any representation or warranty made by the Borrower in any Operative Document or any document or certificate furnished by the Borrower in connection therewith or pursuant thereto shall prove to have been incorrect in any respect that is materially adverse to the Lender, Administrative Agent or the Collateral Agent or the Lender in such party's reasonable judgment at the time made and shall remain material; or

(vi)     The commencement by the Borrower of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States, or the consent by the Borrower to the appointment of or taking possession by a receiver, liquidator, trustee, custodian, sequestrator
     (or other similar official) of the Borrower or for all or substantially all of its property, or the making by the Borrower of any assignment for the benefit of creditors or the Borrower shall take any corporate action to authorize any of the foregoing or to authorize a general payment moratorium; or

(vii)    The commencement of an involuntary case or other proceeding in respect of the Borrower in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States or seeking the appointment of a receiver liquidator, custodian, trustee, sequestrator (or similar official) of the Borrower or for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding remains undismissed and unstayed for a period of sixty (60)
     consecutive days, or an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Borrower, a receiver, trustee or liquidator of the Borrower, or for all or substantially all of its property, or sequestering of all or substantially all of the property of the Borrower and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of sixty (60) consecutive days after the date of entry thereof; or

(viii)   The Borrower fails or ceases to be a U.S. Air Carrier or shall have been suspended as a U.S. Air Carrier or shall otherwise no longer have all applicable licenses (or such licenses shall be suspended) necessary to operate as a commercial airline; or

(ix)     Immediately upon such time as the Mortgage ceases to create a valid, perfected first priority mortgage on any Airframe or
     Engine in favor of the Collateral Agent on behalf of the Lender for any reason other than the failure of the Lender to cause continuation statements to be filed to the extent required by the Uniform Commercial Code or the filing by or on behalf of the
     Lender of a termination statement releasing such Airframe or Engine from the Lien of the Mortgage.

(b)      Certain Rights of Administrative Agent.
         --------------------------------------

(i)      In anticipation of receipt from Borrower of payment of sums due and owing hereunder or under any Operative Document, the
     Administrative Agent shall have the option, but shall not be obligated to, advance to the Lender on any Interest Payment Date, as provided in Section 10(a) hereof, an amount equal to that required to be paid to the Lender by the Borrower on such Interest
     Payment Date.

(ii)     The Administrative Agent shall not, as a result of exercising its option to make the advance described in Section 11(b)(i)
     above, obtain any Lien on the Mortgage Estate for or on account of costs or expenses incurred in connection with the exercise of such right, nor shall any claim of the Administrative Agent against the Borrower or any other party for the repayment of such costs or expenses impair the prior right and security interest of the Collateral Agent (on behalf of the Lender) in and to the
     Mortgage Estate.  Upon any advance by the Administrative Agent to the Lender as provided in Section 11(b)(i), the Administrative
     Agent shall be subrogated to the rights of the Lender in respect of any late payment made by Borrower and interest at the Past
     Due Rate payable by the Borrower on account of its being overdue (but shall have no rights as a secured party hereunder), and thereafter, the Administrative Agent shall be entitled to receive such overdue payment and such interest; provided, that the
     Administrative Agent shall not be entitled to seek recovery of any such advance (or any payment in lieu thereof) except pursuant to the foregoing right of subrogation.

Section 12        Remedies.
                  --------

(a)      General; Acceleration.  (i)  (i)   If an Event of Default shall have occurred and be continuing and so long as the same
         ---------------------
     shall be continuing, then and in every such case, the Lender may exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Section 12 and shall have and in addition, may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code.

(ii)     If an Event of Default referred to in Sections 11(f) or 11(g) shall have occurred, then and in every such case the unpaid principal of all Notes then outstanding, together with interest accrued but unpaid thereon, and all other amounts due to the
     Lender thereunder and hereunder and under the other Operative Documents, shall, unless the Administrative Agent, acting upon the instructions of the Lender shall otherwise direct, immediately and without further act become due and payable, without presentment, demand, protest or notice, all of which are hereby waived.

(iii)    If any other Event of Default shall have occurred and be continuing, then and in every such case, the Lender may at any time, by written notice or notices to the Borrower, declare all the Notes to be due and payable, whereupon the unpaid principal of all Notes then outstanding, together with interest accrued but unpaid thereon, and all other amounts due to the Lender thereunder, hereunder and under the other Operative Documents, shall immediately and without further act become due and payable without presentment, demand, protest or other notice, all of which are hereby waived.

(iv)     If the principal of the Notes shall have become due and payable pursuant to this Section 12(a), there shall also become due and payable, to the fullest extent permitted by law, to the Lender upon demand, without presentment, protest or notice, all of which are hereby waived, the Break Amount, Swap Breakage Amount and Additional Costs (if any) therefor.

(v)      The Lender shall be entitled, at any sale pursuant to this Section 12, to credit against any purchase price bid at such sale by the Lender all or any part of the unpaid obligations owing to the Lender and secured by the Lien of the Mortgage.  The
     Collateral Agent and the Lender shall, upon any such purchase, acquire good title to the property so purchased, to the extent permitted by applicable law, free of all rights of redemption.

(vi)     The Lender agrees to give to the Borrower at least ten days' prior written revocable notice of any foreclosure of the Lien of the Mortgage, or of any other action to cause the Borrower to lose its title in an Aircraft (which period of notice the parties hereto confirm is commercially reasonable).

(b)      Repossession and Sale.  At any time during the continuation of an Event of Default, the Collateral Agent, as directed by the
         ---------------------
     Lender, or the Administrative Agent on its behalf, in addition to any rights it might otherwise have at law, may do either or both of the following:

(i)      Upon the written demand of the Collateral Agent, and at the Borrower's expense, cause the Borrower to return promptly, and the Borrower shall return promptly, all or any part of any Aircraft as the Collateral Agent may so demand, to the Collateral
     Agent at a major airport on the Borrower's route system in one of the forty eight (48) contiguous states of the United States of
     America chosen by the Collateral Agent in the manner and condition required by Section 3.01 of the Mortgage, or, alternatively, the Collateral Agent at its option, may, to the extent permitted by law, peaceably enter upon the premises where all or any part of an Aircraft is located and take immediate possession of and remove the same by summary proceedings or otherwise (and, at the
     Collateral Agent's option store the same at the Borrower's premises until disposal thereof by the Collateral Agent), all without liability accruing to the Collateral Agent for or by reason of such entry or taking of possession or removal so long as the
     Collateral Agent has acted in accordance with the provisions of the Mortgage; provided that during any period an Aircraft is
                                                                                   -------- ----
     activated under CRAF in accordance with the provisions of Section 3.03 of the Mortgage and in the possession of the government of the United States of America or an instrumentality or agency thereof, the Collateral Agent shall not, on account of any Event of
     Default, be entitled to do any of the following in such manner as to limit the Borrower's control under the Mortgage of the associated Airframe or any Engines installed thereon, unless at least sixty (60) days' (or such lesser period as may then be applicable under the Military Airlift Command program of the government of the United States of America) prior written notice of default hereunder shall have been given by the Collateral Agent by registered or certified mail to the Borrower with a copy addressed to the Contracting Office Representative for the Military Airlift Command of the United States Air Force under the contract with the Borrower relating to such Aircraft; or

(ii)     with or without taking possession thereof, sell all or any part of any Aircraft at public or private sale, as the Collateral
     Agent may determine, or otherwise dispose of, hold, use, operate or lease to others, as the Administrative Agent, in its sole discretion, may determine, all free and clear of any rights of the Borrower, except as hereinafter set forth in this Section 12.

                  In addition, the Borrower shall be liable, except as otherwise provided above and without duplication of amounts payable hereunder, for any and all reasonable and actual legal fees and other costs and expenses incurred by the Collateral Agent, the Administrative Agent and the Lender in connection with the enforcement of any of their respective rights and remedies hereunder.

                  At any sale of an Aircraft or any part thereof pursuant to this Section 12, the Collateral Agent, at the Lender's direction, or the Administrative Agent on the Lender's behalf, may bid for and purchase such property.  The Collateral Agent, at the
Lender's direction, or the Administrative Agent on the Lender's behalf, agrees to give the Borrower at least ten days' written notice of the date fixed for any public sale of any Airframe or any Engine or of the date on or after which will occur the execution of any contract providing for any private sale (together with details thereof).  Except as otherwise expressly provided above, no remedy referred to in this Section 12 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Collateral Agent at law or in equity; and the exercise or beginning of exercise by the
Collateral Agent of any one (1) or  more of such remedies shall not preclude the simultaneous or later exercise by the Collateral
Agent of any or all of such other remedies.  No express or implied waiver by the Collateral Agent of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

(c)      Taking of Aircraft.  (i)  (i)      If an Event of Default shall have occurred and be continuing, at the request of the
         ------------------
     Collateral Agent, at the direction of the Lender (or the Administrative Agent on its behalf), the Borrower shall promptly execute and deliver to the Collateral Agent such instruments of title and other documents as the Collateral Agent, at the direction of the Lender (or the Administrative Agent on its behalf), may deem necessary or advisable to enable the Collateral Agent or an agent or representative designated by the Collateral Agent, at such time or times and place or places as the Collateral Agent may specify, to obtain possession of all or any part of the Mortgage Estate to which the Collateral Agent, at the direction of the
     Lender (or the Administrative Agent on its behalf), shall at the time be entitled hereunder.  If the Borrower shall for any reason fail to execute and deliver such instruments and documents after such request by the Collateral Agent, the Collateral
     Agent, at the direction of the Lender (or the Administrative Agent on its behalf), may (A) obtain a judgment conferring on the
     Collateral Agent the right to immediate possession and requiring the Borrower to execute and deliver such instruments and documents to (or as delivered by) the Collateral Agent, to the entry of which judgment the Borrower hereby specifically consents, and (B) pursue all or part of the Mortgage Estate wherever such Mortgage Estate may be found and may peaceably enter any of the premises of the Borrower wherever it may be or be supposed to be and search for and take possession of and remove the same.  All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the
     Lien of the Mortgage.

(ii)     Upon every such taking of possession, the Collateral Agent, at the direction of the Lender (or the Administrative Agent on its behalf), may, from time to time, at the expense of the Mortgage Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Mortgage Estate, as it may deem proper.
     In each such case, the Collateral Agent shall have the right to maintain, use, operate, store, lease, control or manage the
     Mortgage Estate and to carry on the business and to exercise all rights and powers of the Borrower relating to the Mortgage
     Estate, as the Collateral Agent, at the direction of the Lender (or the Administrative Agent on its behalf), shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, insurance, use, operation, storage, leasing, control, management or disposition of the Mortgage Estate or any part thereof as the Collateral Agent, at the direction of the Lender (or the Administrative Agent on its behalf), may determine; and the Collateral Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Mortgage Estate and every part thereof.  Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Mortgage Estate and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the
     Collateral Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the
     Mortgage Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Borrower), and all other payments which the Collateral Agent may be required or authorized to make under any provision of the Mortgage, as well as just and reasonable compensation for the services of the
     Collateral Agent pursuant to this Section 9.03(b), and of all persons properly engaged and employed by the Collateral Agent.

(d)      Discontinuance of Proceedings.  In case the Collateral Agent, at the direction of the Lender (or the Administrative Agent on
         -----------------------------
     its behalf), or the Administrative Agent on behalf of the Lender shall have instituted any proceeding to enforce any right, power or remedy under the Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Collateral Agent and the Borrower shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Mortgage Estate, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceedings had been instituted.

(e)      Waiver of Past Defaults.  The Administrative Agent, upon written instructions from the Lender, shall waive any past Default
         -----------------------
     or Event of Default hereunder and its consequences and upon any such waiver such Default or Event of Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

(f)      Remedies Cumulative.  Each and every right, power and remedy given to the Collateral Agent, the Administrative Agent or the
         -------------------
     Lender specifically or otherwise herein shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Collateral Agent, the Administrative Agent or the Lender and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.  No delay or omission by the Collateral Agent, the Administrative Agent or the Lender in the
     exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Borrower or to be an acquiescence therein.

(g)      Payment After Event of Default, etc.  All payments received and amounts held or realized by the Collateral Agent or the
         ------------------------------------
     Administrative Agent after an Event of Default shall have occurred and so long as such Event of Default shall be continuing, and after the Notes shall have been accelerated pursuant to Section 12(a) hereof or after the Lender, the Administrative Agent or the
     Collateral Agent shall foreclose or enforce the Mortgage or after the Notes shall have become due and payable as provided in
     Section 12(a)(ii) or (iii), as well as all payments or amounts then held by the Administrative Agent as part of the Mortgage
     Estate, shall be promptly distributed by the Administrative Agent in the following order of priority:

                  first, so much of such payments or amounts as shall be required to reimburse the Collateral Agent, Administrative
                  -----
         Agent or the Lender for any tax, expense, charge or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon the tolls, rents, revenues, issues, income, products and profits of, the property included in the Mortgage Estate pursuant to Section 12(c)(ii)) incurred by the Collateral Agent, the Administrative Agent or the
         Lender (to the extent not previously reimbursed) (including, without limitation, the expenses of any sale, taking or other proceeding, reasonable attorneys' fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by the Collateral Agent, in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Collateral Agent, liquidated or otherwise, upon such Event of Default) shall be applied by the
         Administrative Agent in reimbursement of such expenses;

                  second, so much of such payments or amounts remaining as shall be required to pay in full to the Lender all other
                  ------
         amounts payable pursuant to the indemnification provisions hereof or pursuant to any other provision of any Operative
         Document and secured hereunder (other than amounts payable pursuant to clause "fourth" of this Section 12(g)) to the Lender
                                                                                        ------
         and remaining unpaid, including Break Amount and Swap Breakage Amount and Additional Costs, shall be distributed to such
         Persons, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of such person over any other;

                  third, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid
                  -----
         principal amount of and all accrued but unpaid interest to the date of distribution on, the Notes shall be distributed to the Lender, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any such person over any other, in the proportion that the principal amount of and all accrued but unpaid interest to the date of distribution on, each Note bears to the aggregate principal amount of and all accrued but unpaid interest to the date of distribution on all Notes; and

                  fourth, the balance, if any, of such payments or amount remaining thereafter shall be distributed to the Borrower or
                  ------
         as a court of competent jurisdiction shall direct.

Section 13        Replacement Engines.
                  -------------------

(a)      Replacement Engines.  At any time and from time to time, any Engine which has been (or is to be treated as if the same had
         -------------------
     been) subject to an Event of Loss and may be replaced under Section 5.02 of the Mortgage by a Replacement Engine shall be replaced in accordance with the provisions of this Section 13(a) and the Borrower shall, from time to time, direct the Collateral
     Agent to execute and deliver to or as directed in writing by an appropriate instrument releasing such Engine from the Lien of the
     Mortgage, the Administrative Agent on behalf of the Lender shall execute and deliver such instrument as aforesaid, but only upon receipt by or deposit with the Administrative Agent of the following:

(i)      A written request from the Borrower, requesting such release and specifically describing the Engine(s) so to be released.

(ii)     A certificate signed by a duly authorized officer of the Borrower stating the following with respect to the replacement of any Engine:

     the fair market value of the Replacement Engine as of the date of such certificate (which value shall not be less than the then fair market value of the Engine requested to be released, assuming such Engine was in the condition and repair required to be maintained (but without regard to hours and cycles until overhaul));

                                            the fair market value of the Engine to be released (immediately prior to the date such
                  Engine suffered an Event of Loss);

                                            that the release of the Engine so to be released will not impair the security of the
                  Mortgage or be in contravention of any of the provisions of the Mortgage; and

                                            that each of the conditions specified in Section 5.02 of the Mortgage with respect to such Replacement Engine have been satisfied.

(b)      Mortgage Supplements for Replacements.  In the event of a Replacement Engine being substituted as contemplated by
         -------------------------------------
     Section 5.02 of the Mortgage, the Borrower, the Collateral Agent and the Administrative Agent agree for the benefit of the
     Lenders, subject to fulfillment of the conditions precedent and compliance by the Borrower with its obligations set forth in
     Section 5.02 of the Mortgage and the requirements of Section 13(a) with respect to such Replacement Engine, to execute and deliver a Mortgage Supplement with respect thereto as contemplated by Section 5.02 of the Mortgage, and, provided no Default or
     Event of Default in each case under Section 11 hereof shall have occurred and be continuing, to execute and deliver to the
     Borrower an appropriate instrument releasing the Engine being replaced from the Lien of the Mortgage (which may be the Mortgage
     Supplement that adds the Replacement Engine to the Mortgage).

(c)      Effect of Replacement.  In the event of the substitution of a Replacement Engine pursuant to Section 5.02 of the Mortgage
         ---------------------
     and Section 13(a) hereof, all provisions of this Agreement and the Mortgage relating to an Engine or Engines being replaced shall be applicable to such Replacement Engine or Engines with the same force and effect as if such Replacement Engine or Engines were the same engine or engines as the Engine or Engines being replaced but for the Event of Loss with respect to an Engine or Engines being replaced.

Section 14        The Agents.
                  ----------

(a)      Appointment, Powers and Immunities.  The Lender hereby appoints and authorizes PK AirFinance S.A., New York Branch ("PK") to
         ----------------------------------                                                                                   --
     act as its Administrative Agent hereunder and under the other Operative Documents, and GE Capital to act as its Collateral Agent
     hereunder and under the other Operative Documents, with such powers as are specifically delegated to the Administrative Agent and
     Collateral Agent, respectively, by the terms of this Agreement and of the other Operative Documents, together with such other powers as are reasonably incidental thereto.  The Administrative Agent and Collateral Agent shall be referred to collectively as the "Agents" for purposes of this Article.  The Agents shall take all actions delegated to them (respectively) hereunder as an agent solely for the benefit of the Lender.  The Agents (which term as used in this sentence and in Section 14(c) and the first sentence of Section 14(f) hereof shall include reference to their Affiliates and their own and their Affiliates' officers, directors, employees and agents, or either of them):  (i) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Operative Documents, and shall not by reason of this Agreement or any other Operative
     Document be a trustee for the Lender; (ii) shall not be responsible to the Lender for any recitals, statements, representations or warranties contained in this Agreement or in any other Operative Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Operative Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Operative Document or any other document referred to or provided for herein or therein or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder; (iii) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Operative Document; (iv) shall not be responsible to the Lender for any action taken or omitted to be taken by either of them hereunder or under any other Operative Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for their own gross negligence or willful misconduct; and (v) may be removed from its role as Administrative Agent or Collateral Agent (as the case may be) by the
     Lender for cause and upon notice by Lender (or by the Administrative Agent or Collateral Agent on Lender's behalf, as applicable)
     to the Borrower and to the Ratings Agencies.  In the case of any removal of either of the Agents for cause as provided herein, the Lender may replace such removed Agent with another entity without obtaining the prior written consent of the Borrower so long as such replacement entity is GE Capital or one of its Affiliates.  The Borrower shall be required to give written consent to any replacement agent who is not GE Capital or one of its Affiliates, such consent not to be unreasonably withheld.  The Agents may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

(b)      Reliance by Agents.  The Agents shall be entitled to rely upon any certification, notice or other communication (including,
         ------------------
     without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by them to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agents.  As to any matters not expressly provided for herein or in any other Operative Document, the Agents shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Lender as is required in such circumstance, and such instructions of such
     Lender and any action taken or failure to act pursuant thereto shall be binding on all of the Lender.

(c)      Defaults.  The Agents shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the
         --------
     non-payment of principal of or interest on Notes) unless the Agents have received notice from the Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default".  In the event that the Agents receive such a notice of the occurrence of a Default, the Agents shall give prompt notice thereof to the Lender (and shall give the Lender prompt notice of each such non-payment).  The Agents shall (subject to Section 16(a) hereof) take such action with respect to such Default as shall be directed by the Lender, provided that, unless and until the Agents shall have received such directions,
                                                      --------
     the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as they shall deem advisable in the best interest of the Lender except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Lender.

(d)      Rights as Agent.  PK and GE Capital (and any successor acting as Administrative Agent or Collateral Agent, as the case may
         ---------------
     be) and its affiliates may (without having to account therefor to the Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of loan, trust or other business with the Borrower (and any of its subsidiaries or Affiliates) as if it were not acting as the Administrative Agent or Collateral Agent (as the case may be), and PK, GE Capital and their affiliates may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lender.

(e)      Failure to Act.  Except for action expressly required of the Agents hereunder and under the other Operative Documents, the
         --------------
     Agents shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless they shall receive indemnification against any and all liability and expense that may be incurred by them by reason of taking or continuing to take any such action.

(f)      Resignation or Removal of Administrative Agent or Collateral Agent.  Subject to the appointment and acceptance of a
         ------------------------------------------------------------------
     successor Administrative Agent or Collateral Agent as provided below, and subject further to the penultimate sentence of this
     Section 14(f), the Administrative Agent or Collateral Agent may resign at any time by giving notice thereof to the Lender, the
     Borrower and the Ratings Agencies, and the Administrative Agent or Collateral Agent may be removed at any time with cause by the
     Lender.  Upon any such resignation or removal, the Lender shall have the right to appoint a successor Administrative Agent or
     Collateral Agent.  If no successor Administrative Agent or Collateral Agent shall have been so appointed by the Lender and shall have accepted such appointment within 30 days after the retiring Administrative Agent's or Collateral Agent's giving of notice of resignation or the Lender's removal of the retiring Administrative Agent or Collateral Agent, then the retiring Administrative
     Agent or Collateral Agent may, on behalf of the Lender, appoint a successor Administrative Agent or Collateral Agent.  Upon the
     acceptance of any appointment as Administrative Agent or Collateral Agent hereunder by a successor Administrative Agent or
     Collateral Agent, such successor Administrative Agent or Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Collateral Agent, and the retiring
     Administrative Agent shall be discharged from its duties and obligations hereunder.  After any retiring Administrative Agent's or
     Collateral Agent's resignation or removal hereunder as Administrative Agent or Collateral Agent, the provisions of this
     Section 14 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent or Collateral Agent.  Neither Agent shall assign its interest to any replacement agent who is not GE Capital or one of its Affiliates without the Borrower's prior written consent, such consent not to be unreasonably withheld.

(g)      Consents under Operative Documents.  Except as otherwise provided in Section 16(a) hereof, the Administrative Agent and
         ----------------------------------
     Collateral Agent may, with the prior consent of the Lender (but not otherwise), consent to any modification, supplement or waiver under any of the Operative Documents, provided that, without the prior consent of the Lender, neither the Administrative Agent
                                           --------
     nor the Collateral Agent shall (except as provided herein) release any collateral or otherwise terminate any Lien under any
     Operative Document providing for collateral security, or agree to additional obligations being secured by such collateral security (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by such Operative Document), except that no such consent shall be required, and the Administrative Agent and Collateral Agent are
     each hereby authorized, to release any Lien covering property which is the subject of a disposition of property permitted hereunder or to which the Lender has consented.

(h)      Non-Receipt of Funds by the Administrative Agent and Collateral Agent.  Unless the Administrative Agent or Collateral Agent
         ---------------------------------------------------------------------
     shall have been notified by the Lender or the Borrower (the "Payor") prior to the date on which the Payor is to make payment to
                                                                  -----
     the Administrative Agent or Collateral Agent of (in the case of the Lender) the proceeds of a Loan to be made by it hereunder or
     (in the case of the Borrower) a payment to the Administrative Agent or Collateral Agent for account of one or more of the Lender hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor
                                                      ----------------
     does not intend to make the Required Payment to the Administrative Agent or Collateral Agent, the Administrative Agent or
     Collateral Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent or Collateral Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent or Collateral Agent (as the case may be) the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent or
     Collateral Agent (as the case may be) until the date the Administrative Agent or Collateral Agent (as the case may be) recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent or Collateral Agent (as the case may be) shall be entitled to recover such amount, from the Payor, together with interest as aforesaid.

Section 15        Investment Of Funds.  Any moneys held by the Administrative Agent as security hereunder for Borrower's obligations
                  -------------------
shall, until paid to Borrower or otherwise applied in accordance with the terms of the Operative Documents, be invested by the
Administrative Agent as Borrower may from time-to-time direct in writing (or orally and confirmed in writing), but subject to availability at the Administrative Agent's discretion (it being understood that absent such a direction, there shall be no obligation to invest such moneys) in (a) obligations of, or guaranteed by, the United States Government or agencies thereof, (b) open market commercial paper of any corporation incorporated under the laws of the United States of America or any State thereof rated at least
"P-2" or its equivalent by Moody's or at least "A-2" or its equivalent by S&P, (c) certificates of deposit issued by commercial banks organized under the laws of the United States or of any political subdivision thereof having a combined capital and surplus in excess of $750,000,000 which banks or their holding companies have a rating of A or its equivalent by Moody's or S&P; provided, however, that the aggregate amount at any one time so invested in certificates of deposit issued by any one bank shall not exceed five percent
(5%) of such bank's capital and surplus, (d) Dollar denominated offshore certificates of deposit issued by, or offshore time deposits with, any commercial bank described in (c) or any subsidiary thereof, and (e) repurchase agreements with any financial institution having combined capital and surplus of at least $750,000,000 with any of the obligations described in clauses (a) through (d) as collateral, none of which investments (but exclusive of any underlying investment that may be subject to a repo) shall have a term to maturity in excess of 30 days.  There shall be promptly remitted to Borrower or its order (but no more frequently than monthly) any gain (including interest received) realized as a result of any such investment (net or any, fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Special Default or an Event of Default shall have occurred and be continuing.  The Borrower shall be responsible for any net loss realized as a result of any such investment and shall reimburse the
Administrative Agent on demand.

Section 16        Supplements and Amendments to the Mortgage and Other Operative Documents
                  ------------------------------------------------------------------------

(a)      Instructions of Lender; Limitations.  (i) At any time and from time to time, at the request of the Borrower the
         -----------------------------------
     Administrative Agent (but only on the written request of the Lender) shall execute a supplement to the Mortgage for the purpose of adding provisions to, or changing or eliminating provisions of, the Mortgage as specified in such request.  This Section 16(a)
     shall not apply to any mortgage or mortgages supplemental hereto permitted by, and complying with the terms of, Section 13(b).

(b)      Administrative Agent and Collateral Agent Protected.  If, in the opinion of the institution acting as the Administrative
         ---------------------------------------------------
     Agent or Collateral Agent hereunder any document required to be executed pursuant to the terms of Section 16(a) affects any right, duty, immunity or indemnity with respect to it under the Mortgage, the Administrative Agent or the Collateral Agent, as
     the case may be, may in its discretion decline to execute such document.

(c)      Documents Mailed to the Lender.  Promptly after the execution by the Administrative Agent and the Lender of any document
         ------------------------------
     entered into pursuant to Section 16(a), the Administrative Agent shall mail, by certified mail, postage prepaid, a conformed copy thereof to Lender at its address shown on the Note Register, but the failure of the Borrower or Administrative Agent, to mail such conformed copies shall not impair or affect the validity of such document.

(d)      Notice to Ratings Agencies.  Either the Administrative Agent or Collateral Agent shall, prior to execution of same, provide
         --------------------------
     the Ratings Agencies with written copies of (i) any and all material amendments and material waivers to this Agreement or the
     Mortgage and (ii) any and all consents required to be given pursuant to Sections 14(a), 14(f) or 23(c) hereof or under the
     Mortgage, and shall, within two (2) Business Days of receipt of same, provide the Ratings Agencies with copies of any notices given by the Lender or by either of the Agents pursuant to Sections 14(a), 14(f) or 23(c) hereof or under the Mortgage.

Section 17        Notices.
                  -------

         All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by facsimile, or by prepaid courier service, and shall be effective upon receipt.

         Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 17, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex address or facsimile numbers) as follows:  (a) if to the Borrower, the
Administrative Agent or the Collateral Agent, to the respective addresses set forth in Section 7.06 of the Mortgage, (b) if to the
Lender or to the Ratings Agencies, to the respective addresses set forth on Schedule I hereto, or (c) if to any subsequent lender , addressed to such lender its address set forth in the Note Register maintained pursuant hereto.

         Notwithstanding anything to the contrary contained herein or in any of the Operative Documents, and for the avoidance of doubt, any notice required to be given by the Lender hereunder or under any of the Operative Documents may also be given by the
Administrative Agent or the Collateral Agent on the Lender's behalf.  The Administrative Agent agrees to give any notice so received to the Lender.

Section 18        Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
                  ------------------------------------------------------------

(a)      This Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York
     (without giving effect to its conflicts of law provisions), including all matters of construction, validity and performance.

(b)      Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern
     District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this
     Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York
     State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction.

(c)      Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)      Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 17.
     Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e)      EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY
     IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED
     HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE,
     ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN
     THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN
     INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 19        Costs and Expenses.  The Borrower shall reimburse the Administrative Agent and the Collateral Agent for all
                  ------------------
out-of-pocket expenses incurred in connection with the negotiation and preparation of this Agreement and the other Operative
Documents (including the reasonable fees and expenses of all of its special counsel.  The Borrower is also liable for all of its own out-of-pocket expenses incurred in connection with the negotiation, preparation and the carrying out of its obligations under this
Agreement and the other Operative Documents (including the reasonable fees and expenses of all of its special counsel.

Section 20        Section 1110 Compliance.
                  -----------------------

         Notwithstanding any provision herein or elsewhere contained to the contrary, it is understood and agreed among the parties hereto that the transactions contemplated by this Credit Agreement, and the other Operative Documents are expressly intended to be, shall be and should be construed so as to be, entitled to the full benefits of 11 U.S.C. Section 1110, as amended from time to time, and any successor provision thereto.

Section 21        Confidentiality.
                  ---------------

         Except to the extent otherwise required by applicable law or, as required to be filed publicly with S&P, Moody's or other comparable ratings agency, the Securities and Exchange Commission, or unless the Borrower, Lender and the Administrative Agent and the Collateral Agent shall otherwise consent in writing, each party to this Agreement agrees to maintain the confidentiality of this
Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Indemnified
Party and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, rating agencies, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Indemnified Party.

         None of the Borrower, the Collateral Agent, the Administrative Agent, or any of their respective Affiliates shall issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Operative
Documents without the prior written consent of the other (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by applicable law, in which case the parties shall consult with each other prior to the issuance of such news release or public announcement.

         Notwithstanding anything herein, there is no restriction (either express or implied) on any disclosure or dissemination of the tax structure or tax aspects of the transaction contemplated by the Operative Documents.  Furthermore, each party hereto acknowledges that it has no proprietary rights to any tax matters or tax idea contemplated by the Operative Documents or to any element of the transaction structure contemplated by the Operative Documents.

Section 22        Covenants of the Collateral Agent, the Administrative Agent and the Lender.
                  --------------------------------------------------------------------------

(a)      Quiet Enjoyment.  The Collateral Agent, the Administrative Agent and the Lender each agrees that neither it nor any of its
         ---------------
     Affiliates, nor anyone acting on behalf of any such Person will interfere in the Borrower's quiet enjoyment of the Aircraft so long as no Event of Default shall have occurred and be continuing.

(b)      Lender Liens.  The Administrative Agent and the Collateral Agent each hereby covenants and agrees with each of the other
         ------------
     parties hereto that so long as (i) it remains the Administrative Agent or Collateral Agent, as the case may be, and (ii) the Lien of the Mortgage on any Aircraft has not been released in accordance with the terms of the Operative Documents, it will (X) take such action as may be necessary to discharge any Lender Liens, if any, on any Aircraft attributable to it or any of its
     Affiliates and, (Y) indemnify and hold harmless the other parties hereto from and against any loss, cost or expense which may be suffered or incurred by any such Person as a result of its failure to discharge and satisfy any such Lender Lien.

(c)      Transfer Restrictions.  Lender covenants that (notwithstanding anything herein or in any other Operative Document to the
         ---------------------
     contrary) it will not transfer its Notes or any interest under any of the Operative Documents unless the transferee makes the representation and warranty contained in Section 7(b)(iv).

Section 23        Miscellaneous.
                  -------------

(a)      The representations, warranties, indemnities and agreements of the Borrower, the Administrative Agent, the Collateral Agent
     and the Lender and each party's obligations under any and all thereof, shall survive the expiration or other termination of this
     Agreement or any other Operative Document, except as expressly provided herein or therein.

(b)      This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.  Neither this
     Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party or parties thereto.

(c)      (i)      (i)      This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns.

(ii)     The Borrower may not assign any of its rights or obligations under this Agreement or the other Operative Documents except to the extent expressly provided thereby.

(iii)    Subject to the provisions of clause (iv) below, the Lender may assign its Notes, in whole or in part, as provided hereunder and in Section 10(c) hereof, to any Person (including an Affiliate, another lender or other third party) which assignment shall be effected pursuant to an agreement substantially in the form of Exhibit B hereto.  In addition, the Lender may, with the prior written consent of Borrower, assign, in whole or in part, its Commitment in respect of any Aircraft to any other Person capable of meeting its funding obligation in respect of the assigned Commitment, which assignment shall be effected pursuant to an agreement substantially in the form of Exhibit B hereto, appropriately modified to relate to the assignment of a Commitment.
     Effective upon the assignment of any Commitment in accordance with this Section 23(c), the Lender shall be relieved of its obligations in respect of such Commitment to the extent the assignee thereof shall have become obligated in respect thereof.

(iv)     Except as set forth in clause (v) below, any assignment or transfer by the Lender hereunder shall be subject to the following conditions:

     except as set forth in subclause (F) below, the transferring Lender shall have first obtained the prior written consent of the
                  Borrower, which written consent shall not be unreasonably withheld;

                                            The transferring Lender shall send the Borrower a written notice of such proposed transfer, setting forth the name and address of the proposed transferee, the amount of the transferring Lender's
                  Notes proposed to be transferred and the proposed date on which such transfer will occur.  The Borrower will then have three (3) Business Days to request such additional information as it may reasonably require regarding such proposed transferee, or, if no such additional information is requested and such proposed transfer satisfies the other requirements of this Section 23(c), the Borrower shall be deemed to have consented to such proposed transfer.
                  In the event that the Borrower requests additional information, it shall have three (3) Business Days from the time such additional information is provided to reject such proposed transfer, failing which, subject to satisfaction of the other requirements of this Section 23(c), the Borrower shall be deemed to have given its consent;

                                            as a result of any assignment or transfer, there shall be no more than five (5) lenders in the aggregate;

                                            except as set forth in subclause (E) below, no such assignment or transfer (including, without limitation and for the avoidance of doubt, any assignment or transfer to a CP Conduit) shall be in an amount less than $10,000,000;

                                            so long as no Event of Default shall have occurred or be continuing, no assignment or transfer shall, at the time of such assignment or transfer, increase the obligations of the Borrower under this
                  Agreement or the Mortgage;

                                            Lender shall not be required to obtain Borrower's prior written consent to transfer all or a portion of its Loan and related rights under the Operative Documents to any of its Program Support Providers or
                  to any entity (including, without limitation and for the avoidance of doubt, any CP Conduit) which is administered by, or is an Affiliate of, GE Capital;

                                            except as otherwise set forth herein, no participant in any Loan assigned or transferred hereunder shall have any rights directly against the Borrower; and

                                            without limiting the generality of the foregoing, the Borrower shall not be liable for any withholding taxes or other increased costs if such costs would arise at the time of such transfer or assignment hereunder.

(v)      Notwithstanding anything herein or in any of the other Operative Documents to the contrary, the Lender may, at any time after the Delivery Date with respect to any Loan, upon written notice to Borrower but without the consent of Borrower, and without any further action or deliveries under the Operative Documents, assign or otherwise transfer all or any part of its right, title and interest in and to such Loan and this Agreement (to the extent related to such Loan) to (i) any Program Support
     Provider for any CP Conduit, (ii) to GE Capital or any of its Affiliates or (iii) any CP Conduit administered by GE Capital or any of its Affiliates (each, a "Permitted Transferee").  The assigning Lender or the Administrative Agent shall provide the
                                     --------------------
     Borrower prompt notice of such assignment (but failure to provide such notice shall not affect the validity of any such assignment).  The Lender may also pledge, mortgage or grant a security interest in this Agreement or the Mortgaged Estate, and assign this Agreement and any collateral, as collateral for the Lender's obligations under its Commercial Paper program.  Each such Permitted Transferee shall have any and all rights as may be assigned by the Lender to such party but none of the obligations of the Lender hereunder or under any other Operative Document.  Upon the written request of the Lender,  Borrower agrees to confirm in writing receipt of notice of assignment and to acknowledge its obligations to such Permitted Transferee; and
     fully shall cooperate with the Lender and at Lender's expense, to minimize or avoid the imposition of any adverse tax consequence in connection with any such conveyance, transfer, pledge, mortgage, grant of security interest or assignment.

                  In the event the Lender, in accordance with this Section 23(c), assigns its interest in any Loan, together with its interest herein and in  the other Operative Documents, in each case to the extent relating to such Loan, then all references to "the
Lender" hereunder shall mean and refer to such assignee to the extent of such assignment, and any subsequent assignment by such assignee shall have a corresponding effect.

                  Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto.

(vi)     Notwithstanding the foregoing, the Administrative Agent may not assign or transfer its rights or obligations hereunder or under the other Operative Documents without the prior written consent of the Lender, such consent not to be unreasonably withheld.

(vii)    All costs and expenses in connection with any assignment or transfer permitted by this Section 23(c) (including any legal fees of counsel to the parties to the Operative Documents) shall be borne by the relevant transferring/assigning lender, except in the case of an assignment or transfer that is effected at the request of the Borrower or if an Event of Default shall have occurred and be continuing, in which case such costs and expenses (including reasonable legal fees) shall be borne by the
     Borrower.

(d)      Limited Recourse.  The obligations, if any, of the Lender under this Agreement and all other Operative Documents are solely
         ----------------
     the obligations of the Lender.  No recourse shall be had for the making of any Loan under this Agreement or for any other obligation or claim arising out of or based upon this Agreement or any other Operative Document against any incorporator, shareholder, officer, manager, member or director, past, present or future, of the Lender or of any successor or of the Lender's constituent members or other affiliates or of J H Management Corporation, or against J H Management Corporation, either directly or through the Lender or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance thereof and as part of the consideration for the acceptance hereof, expressly waived and released.  Nothing in this Section 23(d) shall be deemed to impair or otherwise diminish any obligation of the Administration Agent or the Collateral Agent under this Agreement or the other Operative Documents.  The provisions of this Section 23(d) shall survive the termination of this Agreement.

                  Notwithstanding any provisions contained in this Agreement to the contrary, the Lender shall not, and shall not be obligated to, pay any amount pursuant to this Agreement unless (i) the Lender has  received funds which may be used to make such payment pursuant to the documents governing its Commercial Paper program, and (ii) after giving effect to such payment, either (A)
the Lender could issue Commercial Paper (assuming such outstanding Commercial Paper matured at such time) without violating any of the provisions of the documents governing its Commercial Paper program, or (B) all Commercial Paper is paid in full.  Any amount which the Lender does not pay pursuant to the operation of the preceding sentence shall not constitute a Claim (as defined inss.101 of the Bankruptcy Code) against or an obligation of the Lender for any insufficiency unless and until the Lender satisfies the provisions of such preceding sentence.

(e)      The Lender shall not have any obligation or duty to the Borrower, or to other Persons with respect to the transactions contemplated hereby except those obligations or duties of the Lender expressly set forth in this Agreement and the other
     Operative Documents and the Lender shall not be liable for performance by any other party hereto of such other party's obligations or duties hereunder.  Without limitation of the generality of the foregoing, under no circumstances whatsoever shall the Lender be liable to the Borrower for any action or inaction on the part of the Administrative Agent or the Collateral Agent in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Administrative Agent or the Collateral Agent, as applicable.

                                                       [signature page follows]

                  IN WITNESS  WHEREOF,  the parties  hereto have caused this Credit  Agreement to be duly executed by their  respective officers thereunto duly authorized as of the day and year first above written.

                                                           FRONTIER AIRLINES, INC.,
                                                           Borrower

                                                           By:
                                                           Its:
                                                           PK AIRFINANCE S.A., NEW YORK BRANCH
                                                           Administrative Agent

                                                           By:
                                                           Its:
                                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                                           Collateral Agent

                                                           By:
                                                           Its:
                                                           EDISON ASSET SECURITIZATION, L.L.C., as Lender

                                                           By:
                                                           Its:

                                                                                                       [Credit Agreement [Frontier/PK]]
                                                      SCHEDULE I
                                                        Page 3

                                                              Schedule I

                                                     Notice & Account Information
                                                     ----------------------------

The Lender
----------
Notice to:

Edison Asset Securitization, L.L.C.
c/o General Electric Capital Corporation, as operating agent
3001 Summer Street, 2nd Floor
Stamford, CT  06927
Attention:  Manager, Conduit Administration

Telephone:  (203) 357-4328
Telecopier:  (203) 357-6616
Payment Instructions
--------------------

Bankers Trust Company
New York, New York
ABA # 021-001-033
Acct. # 003-863-37
Reference:  Collection Account #31884

Administrative Agent
--------------------
Notice to:

PK AIRFINANCE S.A.
6d, Route de Treves
L-2633 Senningerberg
Luxembourg
Attention:        Vice-President, Contracts
Telephone:        352-34-20-30-1
Telecopier        352-34-80-50

with a copy to:
PK AIRFINANCE S.A., NEW YORK BRANCH
The Carnegie Hall Tower
152 West 57th Street
New York, NY  10019
Attention:        Vice-President, Marketing
Telephone:        (212) 245-2575
Telecopier:       (212) 397-9393

with a copy to:
Vedder, Price, Kaufman & Kammholz
222 N. LaSalle Street
Chicago, Illinois  60601
Attention:        Geoffrey R, Kass, Esq.
Telephone:        (312) 609-7553
Telecopier:       (312) 609-5005

Payment Instructions:
--------------------
Bankers Trust Company, New York
New York, New York
Account #50-265-541
ABA #021-001-033
In favor of:  PK AirFinance New York Branch
Ref:  FTR2001-01/03

Collateral Agent:
----------------
General Electric Capital Corporation
3001 Summer Street, 2nd Floor
Stamford, CT  06927
Attention:  Manager, Conduit Administration
Telephone:  (203) 357-4328
Telecopier:  (203) 357-6166

Borrower:
--------
Frontier Airlines, Inc.
Frontier Center One
7001 Tower Road
Denver, CO  80249
Attention:  Chief Financial Officer

Telephone:  (720) 374-4510
Telecopier:  (720) 374-4375

with a copy to:
Pillsbury Winthrop LLP
Financial Centre
695 East Main Street
Stamford, CT  06904-6760
Attention:  R. Jay Fortin, Esq.

Telephone:  (203) 965-8272
Telecopier:  (203) 965-8226

Ratings Agencies:
----------------
Standard & Poor's
55 Water Street
New York, NY  10041-0003
Attention:  Susan Carmody

Telephone:  (212) 438-2483
Telecopier:  (212) 438-2647

Moody's Investors Service, Inc.
Structured Finance Dept.
99 Church Street
New York, NY  10007
Attention:  Lisa Singman

Telephone:  (212) 553-1301
Telecopier:  (212) 553-0881

                                                                                                       [Credit Agreement [Frontier/PK]]
                                                      SCHEDULE II
                                                        Page 1

                                                              Schedule II

                                                   Participation in Original Amount
                                                   --------------------------------

                                    % of                                                               Maximum
                                    ----                                                               -------
        The Lender            Original Amount              Commitment for each Aircraft              Commitment
        ----------            ---------------              ----------------------------              ----------
                                                       1488            1560            1583
EDISON ASSET                        100%             $24,000,000     $24,000,000     $24,000,000       $72,000,000
SECURITIZATION, L.L.C.

                                                                                                       [Credit Agreement [Frontier/PK]]
                                                     SCHEDULE III
                                                        Page 1

                                                             Schedule III

                                                      Determination of Base Rate
                                                      --------------------------

                  In respect of each Loan, two Business Days before the Delivery Date of the applicable  Aircraft,  the  Administrative
Agent (at the  direction  of the  Lender)  shall  solicit  quotations  for the "fixed  rate" of  interest  in respect of the Swap.  The
Administrative  Agent (at the direction of the Lender) agrees to cooperate  with the Borrower in the  solicitation  of such  quotations and the timing  thereof  with the intent of  obtaining  the lowest  "fixed  rate." The  Administrative  Agent (at the  direction of the
Lender) will  communicate  the results of its  solicitation  and the quoted "fixed rate" obtained  thereby (the  "Administrative  Agent
Quoted Rate") to the  Borrower.  The Borrower may, as soon  thereafter as  practicable,  but no later than on the Business Day that the
Administrative  Agent  Quoted  Rate is  communicated  to it,  accept or reject the  Administrative  Agent  Quoted  Rate and may solicit additional  quotations  for the "fixed  rate" of interest in respect of the Swap.  If the  Borrower  accepts the  Administrative  Agent
Quoted Rate, the  Administrative  Agent Quoted Rate shall be the rate used in  determining  the Base Rate.  If,  however,  the Borrower obtains a quotation  from a  counterparty  for a "fixed  rate" of interest in respect of a Swap (which  fixed rate which shall be based upon the Swap Agreement  deemed to be entered into between such  counterparty  and the  Administrative  Agent, is herein referred to as the  "Borrower  Rate")  which is lower  than the  Administrative  Agent  Quoted  Rate for the  Swap,  the  Borrower  shall  notify  the
Administrative  Agent of the Borrower Rate for that Swap and the counterparty  providing the quote. If such  counterparty is reasonably acceptable to the  Administrative  Agent,  (at the direction of the Lender) taking into account its credit  assessment  of,  historical experience  with and credit and country  risk  limitations  for,  that  counterparty,  and the  counterparty,  if so  requested  by the
Administrative  Agent (at the direction of the Lender),  confirms its ability and  willingness  to enter into a Swap, the Borrower Rate shall be the rate used in  determining  the Base Rate.  Nothing set forth herein shall require the  Administrative  Agent or any Lender to actually enter into the Swap, but if neither the Administrative  Agent nor any Lender enters into a Swap, the  Administrative  Agent and the  Lenders  shall be deemed  to have  entered  into the Swap at the  Administrative  Agent  Quoted  Rate or (if the  counterparty provided by the Borrower was  acceptable  to the  Administrative  Agent) the Borrower  Rate.  The Borrower may elect to forward fix the
Applicable Rate with respect to any Aircraft,  with the prior written consent of the Administrative  Agent, up to thirty (30)  calendar days prior to the Delivery Date for such Aircraft,  in which case the  Administrative  Agent (on behalf of the Lender) may be deemed to enter into the Swap upon two (2) Business Days' notice of the date Borrower intends to fix the Applicable Rate (the "Fixing Date").
                                                                                                                     -----------

                                                                                                       [Credit Agreement [Frontier/PK]]
                                                      SCHEDULE IV
                                                        Page 2

                                                              Schedule IV

                                                 Determination of Swap Breakage Amount
                                                 -------------------------------------

                  A.       Swap Breakage Amount,  as of any date, shall be the amount determined in good faith by the swap counterparty and notified to the  Administrative  Agent as the amount  required to be paid to the swap  counterparty  (or deemed swap  counterparty)
under such Swap ("Swap Breakage Loss") or the amount  receivable from (and, in the case of a true third party swap,  actually  received from) the swap  counterparty (or deemed swap  counterparty)  under such Swap ("Swap Breakage Gain"),  in either case, to settle out for such Swap, in accordance with market practice, as of 12:00 noon, New York time, on such date (the "Settlement Date").

                  B.       On the Settlement  Date,  Borrower may designate a Reference  Market-maker (as defined in the Swap Agreement with the "party" referred to in such definition  being the swap  counterparty) to the  Administrative  Agent and the swap  counterparty
(which Reference  Market-maker  shall be reasonably  acceptable to the swap  counterparty)  and request such Reference  Market-maker to advise the  Borrower,  the  Administrative  Agent and the swap  counterparty  by  12:00 noon,  New York time,  on such date of the Swap
Breakage  Loss,  or the Swap  Breakage  Gain,  in either case, to assume the  obligations  of the  Administrative  Agent under the Swap
Agreement  with  respect  to the Swap but only with  respect  to the then  outstanding  principal  amount  of the Note.  In the event a payment is to be made to the  Administrative  Agent in  consideration of the aforesaid  termination or assumption,  as the case may be, the  greater of the amounts to be so paid (or if each of the swap  counterparty  and the  Reference  Market-maker  quote the  identical amount, or if the Reference  Market-maker fails to quote or, having quoted,  defaults in its agreement to assume (or otherwise fails to assume)  the  aforesaid  obligations  of the  Administrative  Agent,  the amount  quoted by the swap  counterparty)  shall be the "Swap
Breakage  Amount"  (expressed as a negative number) for all purposes of the Operative  Documents.  In the event a payment is to be made by the  Administrative  Agent in  consideration  of the  aforesaid  termination  or  assumption,  as the case may be, the lesser of the amounts to be so paid (or if each of the swap  counterparty  and the  Reference  Market-maker  quote the  identical  amount,  or if the
Reference  Market-maker  fails to quote or,  having  quoted,  defaults in its  agreement to assume (or  otherwise  fails to assume) the aforesaid  obligations of the Lender, the amount quoted by the swap  counterparty)  shall be the "Swap Breakage Amount" (expressed as a positive number) for all purposes of the Operative Agreements.

                  C.       The Administrative  Agent agrees that, except as provided above, it will not amend or terminate or permit to be  terminated  through its own action or  inaction  the Swap in a manner  that would have a material  adverse  effect on the rights or interests of Borrower  without the prior written consent of Borrower (such consent not to be unreasonably  withheld);  provided that if the swap  counterparty  shall default in  performance  of its  obligations in respect of the Swap or under the Swap Agreement or if the
Swap Agreement shall otherwise terminate (other than as a result of the breach by Administrative  Agent of any of its  representations, warranties or obligations  thereunder),  the  Administrative  Agent may enter into swap  transactions with another swap counterparty on terms  substantially  similar to those entered into as of the Delivery Date (so long as such transactions does not materially  increase the  economic  exposure of Borrower  with respect to any payment of Swap  Breakage  Amount which may  thereafter  be or become  payable hereunder or under the other  Operative  Documents)  and after such time,  the "swap  transaction"  and the swap  counterparty  for the
Administrative Agent shall be such transaction and such counterparty for all purposes of the Operative Documents.

                  D.       The  Administrative  Agent agrees that,  upon notice from Borrower of the  possibility of the occurrence of:
(i) the prepayment of a Loan pursuant to Section 10(f) of the Credit Agreement,  (ii) the  prepayment of a Loan following  acceleration pursuant to  Section 12(a)  of the Credit  Agreement or (iii) the  prepayment  of purchase of a Loan pursuant to  Section 10(h)  of the
Credit Agreement,  the  Administrative  Agent shall promptly  thereafter provide Borrower with a non-binding good faith estimate of the
Break Funding Amount.  Further,  the  Administrative  Agent will use its reasonable efforts to cause the swap counterparty to cooperate with Borrower with respect to the  provisions  hereof and to provide in a timely  fashion such  information  as Borrower may reasonably request to facilitate the quotation and assumption by the Reference Market-maker contemplated in paragraph B above.

                                                                                                       [Credit Agreement [Frontier/PK]]
                                                       Exhibit A
                                                        Page 2

                                                               EXHIBIT A

                                                       form of borrowing notice
                                                       ------------------------

                                                       [LETTERHEAD OF BORROWER]

                                                                  ______________________, 2001

PK AIRFINANCE S.A., NEW YORK BRANCH
The Carnegie Hall Tower
152 W. 57th Street
New York, New York  10019

Ladies and Gentlemen:

                  We refer to the Credit Agreement  [Frontier/PK],  dated as of May ___, 2001 (the "Credit Agreement"),  among Frontier
Airlines, Inc., as borrower (the "Borrower"),  Edison Asset Securitization,  L.L.C., as lender (the "Lender"), General Electric Capital
Corporation,  as  collateral  agent on behalf of the Lender (the  "Collateral  Agent") and PK  AirFinance  S.A.,  New York  Branch,  as
                                                                   ----------  -----
Administrative  Agent.  Capitalized  terms used but not  defined in this  Borrowing  Notice  shall  have the  meaning  given such terms
(whether by reference to another document or otherwise) in the Credit Agreement.

                  In accordance with Section 2 of the Credit Agreement,  Borrower hereby requests that a Loan be advanced by the Lender on  __________________  (the  "Closing  Date").  The Lender is directed to pay  $__________  of the proceeds of the  Commitment by wire transfer to the following account:

                                                            Credit Lyonnais
                                                             New York, NY
                                                          ABA #: 026-008-073
                                                      Account #: 0118-363-000-100
                                                      Attention: William McIlwain
                                                     Reference: Frontier MSN 1488

                  Borrower  agrees that it shall not  postpone  the  Closing  Date except as  expressly  agreed  between the parties in writing.  In the event of a postponement  of the Closing Date or other  reduction or  modification  or termination of the related Loan,
Borrower  shall  compensate  Lender upon  written  request by Lender for all  losses,  damages,  liabilities  and  reasonable  expenses
(including  any losses and expenses  incurred on account of funds  borrowed,  contracted  for or utilized for purposes  relating to the
Loan or in connection  with the  re-employment  or reinvestment of such funds or an interruption of the use of such funds and including interest  or other such costs on funds  borrowed  until such funds are  returned to their  funding  source)  that Lender  sustains as a result of (a) the  failure of Borrower to borrow any part of the Commitment of the Lender,  (b) the  repayment or voluntary  prepayment of any portion of the Loan,  (c) the failure of Borrower to prepay the Loan on a prepayment  date,  (d) the  repayment or prepayment of any portion of the Loan as a result of the exercise by Collateral  Agent or the Lender of its remedies  following the  occurrence of an
Event of Default,  or (e) the  repayment or  prepayment  of any portion of the Loan.  Compensation  to the Lender under this  Borrowing
Notice shall include  interest at the Applicable  Rate on the Lender's  Commitment from the Closing Date and any Break Amounts and Swap
Breakage Amounts and Additional  Costs or and other amounts (other than interest)  payable by the Lender to providers of funds obtained by the Lender in order to make its  Commitment,  and costs  incurred by the Lender in  redeploying  funds that were to be used by it to make its Commitment.

                                                              Very truly yours,

                                                           FRONTIER AIRLINES, INC.

                                                           By:
                                                           Name:
                                                           Title

                                                                                                       [Credit Agreement [Frontier/PK]]
                                                       EXHIBIT B
                                                        Page 4

                                                               EXHIBIT B

                                                     FORM OF ASSIGNMENT AGREEMENT
                                                     ----------------------------

                  ASSIGNMENT  AGREEMENT  [Frontier/PK]  dated as of __________ __, ____ between  ________________________________  (the
"Assignee") and _____________________________ (the "Assignor").
---------                                           --------

                                                               RECITALS

                  WHEREAS,  the Assignor is the holder of the Note No. ____ dated  __________ __, ____ (the  "Assignor's  Note") issued
                                                                                                              ----------------
under the Credit  Agreement  [Frontier/PK],  dated as of May __,  2001 (the "Credit  Agreement")  between Frontier  Airlines,  Inc., as
                                                                             -----------------
Borrower,  Edison Asset  Securitization,  L.L.C.,  as Lender,  and PK AirFinance  S.A., New York Branch,  as  Administrative  Agent and
General Electric Capital Corporation, as Collateral Agent;

                  WHEREAS,  the Assignor proposes to assign to the Assignee  $____________ of the $_____________  Assignor's Note and a
pro rata portion of all of the rights and  obligations of the Assignor  under the Credit  Agreement and the other  Operative  Documents
(as defined  below) in respect  thereof,  on the terms and subject to the  conditions  set forth herein,  and the Assignee  proposes to accept the assignment of such rights and obligations from the Assignor on such terms and subject to such conditions;

                  NOW,  THEREFORE,  in consideration of the foregoing and the mutual agreements  contained  herein,  the parties hereto agree as follows:

                  Section 1.  Definitions.  Unless otherwise  defined herein,  terms defined in the Credit Agreement are used herein as
                              -----------
therein defined.

                  Section 2.  Assignment.  On  __________  __,  ____  (the  "Effective  Date"),  and on the terms  and  subject  to the
                              ----------                                     ---------------
conditions  set forth herein,  the Assignor  will sell,  assign and transfer to the Assignee,  without  recourse to or  representation, express or implied,  by the Assignor  (except as expressly set forth in Section 5  hereof),  a  $___________  portion of the Assignor's
Note and a pro rata  portion of the  rights  and  obligations  of the  Assignor  under the  Credit  Agreement  and the other  Operative
Documents in respect  thereof (but not with respect to any  indemnity or other claim,  interest  thereon at the Past Due Rate and Break
Amounts or Swap  Breakage  Amounts,  if any,  accrued and unpaid as of the  Effective  Date or  thereafter  payable to the  Assignor in respect of the period prior to the Effective  Date),  and the Assignee shall accept such assignment from the Assignor and assume all of the  obligations  of the  Assignor  accruing  from and after the  Effective  Date under the Credit  Agreement  and the other  Operative
Documents  relating to the Assignor's Note on such terms and subject to such  conditions.  Upon the  satisfaction of the conditions set forth in Section 4  hereof,  (A) the  Assignee  shall,  on the  Effective  Date,  succeed to the rights and be obligated to perform the obligations of the Lender under the Credit  Agreement and the other Operative  Documents,  and (B) the  Assignor shall be released from its obligations  under the Credit Agreement and the other Operative  Documents  accrued from and after the Effective Date, in each case to the extent such obligations have been assumed by the Assignee.

                  Section 3.  Payments.  As consideration for the sale,  assignment and transfer  contemplated in Section 2 hereof, the
                              --------
Assignee  shall pay to the Assignor,  on the  Effective  Date, in lawful  currency of the United  States and in  immediately  available funds, to the account specified below its signature on the signature pages hereof, an amount equal to $_______________.

                  Section 4.  Conditions.  This  Assignment  Agreement  shall be effective  upon the due execution and delivery of this
                              ----------
Assignment  Agreement by the Assignor and the Assignee and the  effectiveness  of the assignment  contemplated  by Section 2  hereof is subject to (a) the  receipt by the  Assignor of the payment  provided  for in  Section 3  hereof [and the receipt by the Assignee of an up-front fee in the amount of $_______] and (b) the  delivery to the  Administrative  Agent of the Assignor's  Note,  duly endorsed for
[partial]  transfer to the Assignee,  together with a request in the form attached hereto as Exhibit A that a new Note be issued to the
Assignee and Assignor.

                  Section 5.  Representations  and  Warranties  of the  Assignor.  The  Assignor  represents  and  warrants as follows:
                              ----------------------------------------  --------
(a) the Assignor has full power and authority,  and has taken all action necessary to execute and deliver this Assignment Agreement and any other  documents  required or permitted  to be executed or delivered by it in  connection  with this  Assignment  Agreement  and to fulfill its obligations  under, and to consummate the  transactions  contemplated  by, this Assignment  Agreement,  and no governmental authorizations or other  authorizations are required in connection  therewith,  (b) the  Assignor's  interest in the Assignor's Note is free and clear of any and all Liens created by or through the Assignor,  (c) this  Assignment  Agreement  constitutes the legal,  valid and binding  obligation  of the  Assignor,  enforceable  against the Assignor in accordance  with its terms,  and (d) the  Assignor has received no written notice of any Default having occurred and continuing on the date of execution hereof.

                  Section 6.  Representations  and  Warranties  of the Assignee.  The Assignee  hereby  represents  and warrants to the
                              ---------------------------------------- --------
Assignor  that  (a) the  Assignee  has full  power and  authority,  and has taken all action  necessary  to execute  and  deliver  this
Assignment  Agreement and any and all other  documents  required or permitted to be executed or delivered by it in connection with this
Assignment  Agreement and to fulfill its  obligations  under,  and to consummate  the  transactions  contemplated  by, this  Assignment
Agreement,  and no governmental  authorizations  or other  authorizations  are required in connection  therewith,  (b) this  Assignment
Agreement  constitutes the legal,  valid and binding  obligation of the Assignee,  enforceable  against the Assignee in accordance with its terms,  and (c) the  Assignee has fully reviewed the terms of the Operative  Documents and has  independently  and without reliance upon the Assignor and based on such  information as the Assignee has deemed  appropriate,  made its own credit analysis and decision to enter into this Assignment Agreement.

                  Section 7.  Further  Assurances.  The  Assignor  and the  Assignee  hereby  agree to execute and  deliver  such other
                              -------------------
instruments,  and take such other action,  as either party may reasonably  request in connection with the transactions  contemplated by this Assignment Agreement.

                  Section 8.  Governing  Law. This  Assignment  Agreement  shall be governed by, and construed in accordance  with, the
                              --------------
law of the State of New York.

                  Section 9.  Notices.  All communications  between the parties or notices in connection  herewith shall be in writing,
                              -------
hand-delivered  or sent by ordinary mail,  telex or facsimile  transmitter,  addressed as set forth on the signature pages hereof.  All such communications and notices shall be effective upon receipt.

                  Section 10.  Binding  Effect.  This  Assignment  Agreement  shall be  binding  upon and inure to the  benefit  of the
                               ---------------
parties hereto and their respective successors and assigns.

                  Section 11.  Interpretation.  The headings of the various  sections  hereof are for convenience of reference only and
                               --------------
shall not affect the meaning or construction of any provision hereof.

                  Section 12.  Integration  of Terms.  This  Assignment  Agreement  contains the entire  agreement  between the parties
                               ---------------------
relating to the subject matter hereof and supersedes all oral statements and other writings with respect to the subject matter hereof.

                  Section 13.  Counterparts.  This  Assignment  Agreement  may be executed in one or more  counterparts,  each of which
                               ------------
shall be an original but all of which, taken together, shall constitute one and the same instrument.

                  IN WITNESS  WHEREOF,  the parties have caused this  Assignment  Agreement to be executed and  delivered by their duly authorized officers as of the date first above written.

                                                           [ASSIGNEE]

                                                           By:
                                                                Name:
                                                                Title:
                                                           Address for Notices:
                                                           Wire Instructions:
                                                           [ASSIGNOR]

                                                           By:
                                                                Name:
                                                                Title:
                                                           Address for Notices:
                                                           Wire Instructions:

                                                                                                                              Exhibit A

                                                                                                                to Assignment Agreement

                                                   Request for Note and Registration

                                                                  --------- --, ----

To:      PK AirFinance S.A., New York Branch
         as Administrative Agent

Ladies and Gentlemen:

                  We  refer  to the  assignment  by  ____________________________  (the  "Assignor"),  of  certain  of its  rights  and
                                                                                          --------
obligations   with  respect  to  Note   No. ______   in  the   principal   amount  of   $____________   (the   "Assignor's   Note")  to
                                                                                                                -----------------
___________________________  (the "Assignee"),  pursuant to an Assignment Agreement  [Frontier/PK] dated as of _______ __, ____ between
                                   --------
the Assignor and the  Assignee.  Capitalized  terms not  otherwise  defined  herein  shall have the meanings  assigned  thereto in such
Assignment  Agreement.  The Assignor  hereby delivers the Assignor's  Note to PK AirFinance  S.A., New York Branch,  in its capacity as
Administrative  Agent.  The  Assignor  requests  Borrower  to issue to (i) the  Assignee a new Note (the "New  Note") in the  principal
                                                                                                          ---------
amount of $____________  and (ii) to the Assignor a new Note (the  "Assignor's New Note") in the principal  amount of  $______________,
                                                                    -------------------
each, with a [Delivery Date] issue date.

                  The  Administrative  Agent is hereby  instructed  to pay all  interest  on the portion of the  Assignor's  Note being assigned  hereunder  accrued  through the date hereof  directly to Assignor on the Interest  Payment Date such  interest is payable and paid.

                  The  Assignor  requests  the  Administrative  Agent to deliver the New Note to the  Assignee at its address set forth below and to deliver the Assignor's New Note to the undersigned.

                                                           Very truly yours,

                                                           [ASSIGNOR]

                                                           By:
                                                                Name:
                                                                Title:

                                                           [ASSIGNEE]

                                                           By:
                                                                Name
                                                                Title:

                                                           Address for Notices:
                                                           Wire Instructions
Accepted and Agreed

PK AIRFINANCE S.A., NEW YORK BRANCH,

as Administrative Agent

By:
     Title:

                                                                                                                      EXECUTION VERSION